UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: January 31

Date of reporting period: January 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

January 31, 2011

Annual Repor t

Legg Mason

Lifestyle Series

Legg Mason Lifestyle Allocation 100%

Legg Mason Lifestyle Allocation 85%

Legg Mason Lifestyle Allocation 70%

Legg Mason Lifestyle Allocation 50%

Legg Mason Lifestyle Allocation 30%

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Lifestyle Series

Legg Mason Lifestyle Series

Legg Mason Lifestyle Series (“Lifestyle Series”) consists of five separate investment funds (the “Funds”), each with its own investment objective and policies. Each Fund offers different levels of potential return and involves different levels of risk.

The Funds are separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Lifestyle Series for the twelve-month reporting period ended January 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Funds’ reporting period and to learn how those conditions have affected each Fund’s performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

Special shareholder notice

The Board of Trustees, on behalf of Legg Mason Lifestyle Allocation 100% (the “Fund”), has approved a reorganization pursuant to which the Fund’s assets will be acquired, and its liabilities will be assumed, by Legg Mason Lifestyle Allocation 85% (the “Acquiring Fund”), a series of the Trust, in exchange for shares of the Acquiring Fund.

The Acquiring Fund’s Target Allocation is 85% in underlying funds that invest principally in equity securities and 15% in underlying funds that invest principally in fixed-income securities. The Fund’s Target Allocation is 100% in underlying equity funds, although there may be times when the Fund’s portfolio managers choose to invest up to 10% in underlying fixed-income funds. As a result, after the reorganization is effective, Fund shareholders will have a higher exposure to the risks of fixed-income securities. More information about fixed-income security risks may be found in the combined prospectus for Legg Mason Lifestyle Series. After the reorganization, the Fund will be liquidated, and shares of the Acquiring Fund will be distributed to Fund shareholders.

Under the reorganization, Fund shareholders will receive shares of the Acquiring Fund with the same aggregate net asset value (“NAV”)i as their shares of the Fund. It is anticipated that no gain or loss for federal income tax purposes will be recognized by Fund shareholders as a result of the reorganization.

Fund shareholders were not asked to vote with respect to the reorganization. In January 2011, Fund shareholders were sent an Information Statement containing important information about the Acquiring Fund, outlining the differences between the Fund and the Acquiring Fund and describing the terms and conditions of the reorganization. The reorganization is expected to be effective in April 2011. Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the Fund’s prospectus.

Legg Mason Lifestyle Series	III

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President, Chairman and Chief Executive Officer

February 25, 2011

[i]

Net asset value ("NAV") is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

IV	Legg Mason Lifestyle Series

Investment commentary

Economic review

While economic reports remained mixed, the U.S. economy continued to expand over the twelve months ended January 31, 2011. Toward the end of the reporting period, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, U.S. equities moved sharply higher in December 2010 and January 2011, while rising interest rates negatively impacted some sectors of the fixed-income market. All told, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7% and 2.6% during the first, second and third quarters of 2010, respectively. The second estimate for fourth quarter GDP was a 2.8% expansion.

Turning to the job market, the unemployment rate moved lower in December 2010 and January 2011, though it remained elevated throughout the reporting period. The unemployment rate fell from 9.8% in November to 9.4% in December 2010 and 9.0% in January 2011. This favorable trend, however, did not mean that all was well in the labor market. The unemployment rate has now equaled or exceeded 9.0% for twenty-one consecutive months, the longest period since the government began tracking this data in 1949. In addition, the U.S. Department of Labor reported in January 2011 that approximately 13.86 million Americans looking for work have yet to find a job, and almost 44% of these individuals have been out of work for more than six months.

The long-ailing housing market continued to show some signs of strains during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. However, this proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. According to the National Association of Realtors (“NAR”), existing-home sales increased 2.7% in January 2011 and the inventory of unsold homes was a 7.6 month supply at the current sales level, versus an 8.2 month supply in December. Despite this, existing-home prices remained disappointingly low, with the NAR reporting that the median existing-home price for all housing types was $158,800 in January 2011, down 3.7% from January 2010.

The manufacturing sector was one area of the economy that remained relatively strong during the reporting period. Based on the Institute for Supply Management’s PMIii, the manufacturing sector has grown eighteen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in March 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth through most of the remainder of the reporting period. However, in January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month.

Outside of the U.S., economic news was largely dominated by the sovereign debt crisis in Europe. In May, the European Union (“EU”) and International Monetary Fund (“IMF”) announced a €750 billion ($955 billion) plan to aid fiscally troubled Eurozone countries. Investors were initially skeptical that the bailout plan would be sufficient to stem the contagion of the debt crisis to other peripheral European countries. However, the debt crisis largely moved to the back burner until November 2010, when Ireland’s economic issues took center stage and resulted in another rescue package from the EU and IMF. Given the headwinds associated with the sovereign debt crisis, GDP growth in the Eurozone was a modest 1.7% in 2010. Japan’s economy performed better, as it expanded 3.9% in 2010. In contrast, many emerging market countries are experiencing very strong economic growth. China’s economy expanded 10.3% in 2010 and the IMF projects that India’s economy grew 9.7% in 2010.

Financial market overview

The financial markets experienced several periods of volatility during the reporting period that tested the resolve of novice and experienced investors alike. During most of the first three months of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. The market then experienced sharp sell-offs in late April and in May, and again beginning in mid-November. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However,

Legg Mason Lifestyle Series	V

these setbacks proved to be only temporary and, in each case, risk aversion was replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating early in the reporting period, the Federal Reserve Board (“Fed”)iii took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November 2010. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its meeting in January 2011, the Fed said it “will regularly review the pace of its securities purchases and the overall size of the asset-purchase program in light of incoming information and will adjust the program as needed to best foster maximum employment and price stability.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) kept interest rates at 1.0% during the reporting period. The ECB has kept rates at this historic low since the middle of 2009. A similar stance was taken by the Bank of England, as it kept rates on hold at 0.5% during the period. Japan, however, cut rates in October 2010 from 0.1% to a range of zero to 0.1%, the lowest level since 2006. In contrast, a number of emerging market countries, including China, India and Brazil, raised interest rates during the reporting period in an effort to ward off inflation.

Equity market review

U.S. stock prices, as measured by the S&P 500 Indexiv (the “Index”), moved higher during the twelve months ended January 31, 2011. The reporting period got off to a solid start, with the Index moving higher during the first three months covered by this report. The market’s ascent was the result of a number of factors, including optimism regarding the economy, better-than-expected corporate profits and increased investor risk appetite. However, investor risk aversion increased in May and June. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data.

After reaching a nineteen-month high on April 23, 2010, the market, as measured by the Index, fell into “correction territory” in May and declined more than 10%. Despite continued weak economic indicators, strong second quarter corporate profits helped the market to rally in July. The market then declined again in August, given some disappointing economic data. With the Fed indicating the possibility of another round of quantitative easing, stock prices then moved sharply higher in September and October. After posting solid results in early November, the market weakened later in the month as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. However, investor sentiment was buoyed in December by a two-year extension of the Bush-era tax cuts and the Index gained 6.68% during the month. This momentum continued in January 2011, as the Index returned 2.37%. All told, the Index returned 22.19% over the twelve months ended January 31, 2011.

The international developed equity market, as measured by the MSCI EAFE Indexv, also posted a positive return but lagged its U.S. counterpart during the twelve months ended January 31, 2011, returning 15.38% for the period. This relative underperformance was the result of a number of factors, including concerns regarding the debt crisis in Greece and Ireland and fears that it could spread to other European countries. Despite a setback in January 2011, emerging market equities generated solid results during the reporting period. For the period as a whole, strong economic growth in many developing countries and generally robust investor demand supported equity prices. During the twelve months ended January 31, 2011, the MSCI Emerging Markets Indexvi returned 22.48%.

VI	Legg Mason Lifestyle Series

Investment commentary (cont’d)

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationvii Treasuries during most of the first three months of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. The spread sectors then took a step backward toward the end of April and during the month of May given concerns regarding the European sovereign debt crisis and some disappointing economic data. Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, due to expectations for additional quantitative easing, most spread sectors rallied in September and October. The spread sectors started to weaken again toward the middle of November as the European sovereign debt crisis again took center stage. While several spread sectors regained their footing in December 2010 and January 2011, others remained weak given ongoing uncertainties in Europe and concerns regarding economic growth in China and its potential impact on the global economy.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended January 31, 2011. When the period began, two- and ten-year Treasury yields were 0.82% and 3.63%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during much of the next six months, with two-year Treasuries hitting their low for the reporting period of 0.33% on November 4, 2010. Ten-year Treasuries reached their 2010 trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. When the period ended on January 31,

2011, two-year Treasury yields were 0.58% and ten-year Treasury yields were 3.42%. For the twelve months ended January 31, 2011, the Barclays Capital U.S. Aggregate Indexviii returned 5.06%. In comparison, the Barclays Capital Global Aggregate Index (Hedged)ix returned 3.23% over the same time frame.

The U.S. high-yield bond market produced strong results during the reporting period. The asset class posted positive returns during each month, except for May and November 2010 when risk aversion rose sharply. The high-yield market was supported by better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexx returned 15.96% for the twelve months ended January 31, 2011.

While prices weakened during the last three months of the reporting period, emerging market debt posted solid results for the twelve months ended January 31, 2011. The asset class was generally supported by strong economic growth in many emerging market countries, solid domestic demand and overall robust investor demand. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xi returned 11.02% over the twelve months ended January 31, 2011.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President, Chairman and Chief Executive Officer

February 25, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Legg Mason Lifestyle Series	VII
[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

vi	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

vii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

viii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ix

The Barclays Capital Global Aggregate Index (Hedged) is a broad-based bond index that measures a wide spectrum of global government, government-related agencies, corporate and securitized fixed-income investments, all with maturities greater than one year.

[x]

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Legg Mason Lifestyle Series 2011 Annual Report	1

Funds overview

Legg Mason Lifestyle Series (the “Lifestyle Series”) consists of five portfolio investment options (the “Funds”), each of which is a “fund of funds” that invests in a combination of equity and fixed-income mutual funds. The Lifestyle Series offers a mix of equity funds categorized according to average market capitalization (size), investing style (e.g., value, core or growth) and global exposure (e.g., U.S. and/or international stocks). The various options within the Lifestyle Series also offer a mix of bond asset classes such as U.S. and foreign government debt, corporate bonds, high-yield debt and emerging market debt — each of which carries a varying degree of risk/reward potential.

Q. What were the overall market conditions during the Funds’ reporting period?

A. Global equity markets moved generally sideways during the first half of the period, as investors worried about whether the global economy was going to experience a double-dip back into recession, but then rose strongly in the second half of the year as those worries faded and economic data improved. For the twelve months ended January 31, 2011, the overall domestic stock market, as measured by the S&P 500 Indexi, returned 22.19%. Over the same time frame, the Russell 1000 Indexii of large-cap U.S. stocks produced a total return of 23.33%. Small-cap U.S. stocks performed even better, with the Russell 2000 Indexiii returning 31.36% over the same period. International stock markets rose, but not as much as U.S. markets. For the twelve months ended January 31, 2011, the MSCI EAFE Indexiv produced a total return of 15.38%.

In the fixed-income markets, government bond yields ended the period lower than where they started, despite a rise in yields in the last few months of the year. The ten-year U.S. Treasury bond yield started the period at 3.63%. That yield fell steadily from early April through early October, reaching a low of 2.41%, as investors doubted the strength of the economic recovery and anticipated a new round of monetary policy easing by the Federal Reserve Board (“Fed”)v that would involve the Fed buying U.S. Treasuries. By the time the policy was actually announced, the economic outlook was starting to improve, and the ten-year U.S. Treasury yield rose to 3.42% by the end of the period. The two-year Treasury yield followed a similar pattern, starting the period at 0.82%, dipping to 0.33% in early November, and rising to 0.58% at the end of the period. Corporate bond yields also fell over the course of the reporting period — more so than the yield on Treasuries, in fact, so that the yield spread between corporate bonds and Treasuries narrowed. Bond prices move inversely with yields, so the fall in yields meant prices were rising. Overall, the Barclays Capital U.S. Aggregate Indexvi, which measures investment grade bonds (both government and corporate), returned 5.06% for the period.

Q. How did we respond to these changing market conditions?

A. At the beginning of the period, we were overweighted in underlying bond funds and underweighted in underlying equity funds, because we were concerned that the sharp rise in equities over the previous ten months (from March of 2009 to January of 2010) had left stocks priced too expensively to their underlying earnings. While we expected earnings to rise, we thought that the market’s expectations for how much they would rise were too optimistic. In April 2010, though, we saw evidence that the recovery in earnings had been quite strong — so strong, in fact, that we reversed our view. We decided that equities were actually undervalued relative to bonds, and moved to an overweight in equities and an underweight in fixed income. We maintained that position for the rest of the period.

2	Legg Mason Lifestyle Series 2011 Annual Report

Funds overview (cont’d)

Legg Mason Lifestyle Allocation 100%

Target Asset Allocation1

Legg Mason Lifestyle Allocation 100% seeks capital appreciation by investing 100% of its assets in underlying funds that invest principally in equity securities, but there may be times when the managers choose to invest up to 10% in underlying funds that invest principally in fixed-income securities.

Performance review

For the twelve months ended January 31, 2011, Class A shares of Legg Mason Lifestyle Allocation 100%, excluding sales charges, returned 22.39%. The Fund’s unmanaged benchmarks, the MSCI EAFE Index, the Russell 3000 Indexvii and the Lifestyle Allocation 100% Composite Benchmarkviii, returned 15.38%, 23.95% and 23.83%, respectively, for the same period. The Lipper Multi-Cap Core Funds Category Average2 returned 22.38% over the same time frame.

Performance Snapshot as of January 31, 2011
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Lifestyle Allocation 100%:
Class A	19.15%	22.39%
Class B	18.60%	21.44%
Class C	18.80%	21.64%
MSCI EAFE Index	16.10%	15.38%
Russell 3000 Index	18.92%	23.95%
Lifestyle Allocation 100% Composite Benchmark	18.80%	23.83%
Lipper Multi-Cap Core Funds Category Average[2]	17.95%	22.38%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements, without which the performance would have been lower.

The portfolio managers periodically adjust the allocation of the Fund’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity and fixed-income markets in general, particular sectors of such markets and the performance outlook for the underlying funds. The Fund is not expected to be invested in all of the underlying funds at any time. The Fund may change its allocations among the underlying funds and may vary the allocation between equity and fixed-income funds within the Target Range3 without prior notice to shareholders.

Total Annual Operating Expenses† (unaudited)

As of the Fund’s most current prospectus dated May 31, 2010, the gross total operating expense ratios for Class A, Class B and Class C shares were 1.82%, 2.90% and 2.18%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.80% for Class A shares, 1.55% for Class B shares and 1.55% for Class C shares. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

[1]

The Target Asset Allocation set forth above represents an approximate mix of investments for Legg Mason Lifestyle Allocation 100%. The allocation and investment mix of the Fund may vary depending upon market conditions, cash flows in and out of the Fund and other factors. In addition, the allocation and investment range of the Fund may be changed, from time to time, without prior notice to shareholders.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 827 funds for the six-month period and among the 809 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[3]	The Target Range is the percentage range, as stated by the prospectus, within which the Fund may make tactical changes to its equity funds/fixed-income funds allocation.

†	Includes expenses of the underlying funds in which the Fund invests.

Legg Mason Lifestyle Series 2011 Annual Report	3

Legg Mason Lifestyle Allocation 85%

Target Asset Allocation1

Legg Mason Lifestyle Allocation 85% seeks capital appreciation by investing 85% of its assets in underlying funds that invest principally in equity securities and 15% in underlying funds that invest principally in fixed-income securities.

Performance review

For the twelve months ended January 31, 2011, Class A shares of Legg Mason Lifestyle Allocation 85%, excluding sales charges, returned 20.97%. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Aggregate Index, the Russell 3000 Index and the Lifestyle Allocation 85% Composite Benchmarkix, returned 5.06%, 23.95% and 21.37%, respectively, for the same period. The Lipper Mixed-Asset Target Allocation Growth Funds Category Average2 returned 17.35% over the same time frame.

Performance Snapshot as of January 31, 2011
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Lifestyle Allocation 85%:
Class A	17.53%	20.97%
Class B	17.03%	20.29%
Class C	17.16%	20.96%
Class I	17.72%	21.51%
Barclays Capital U.S. Aggregate Index	0.20%	5.06%
Russell 3000 Index	18.92%	23.95%
Lifestyle Allocation 85% Composite Benchmark	16.30%	21.37%
Lipper Mixed-Asset Target Allocation Growth Funds Category Average[2]	13.15%	17.35%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements, without which the performance would have been lower.

Performance reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the returns for the twelve months ended January 31, 2011 for Class B and Class C shares would have been 20.00% and 20.39%, respectively.

The portfolio managers periodically adjust the allocation of the Fund’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity and fixed-income markets in general, particular sectors of such markets and the performance outlook for the underlying funds. The Fund is not expected to be invested in all of the underlying funds at any time. The Fund may change its allocations among the underlying funds and may vary the allocation between equity and fixed-income funds within the Target Range3 without prior notice to shareholders.

Total Annual Operating Expenses† (unaudited)

As of the Fund’s most current prospectus dated May 31, 2010, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 1.58%, 2.41%, 1.99% and 1.59%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.80% for Class A shares, 1.55% for Class B shares, 1.55% for Class C shares and 0.55% for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

[1]

The Target Asset Allocation set forth above represents an approximate mix of investments for Legg Mason Lifestyle Allocation 85%. The allocation and investment mix of the Fund may vary depending upon market conditions, cash flows in and out of the Fund and other factors. In addition, the allocation and investment range of the Fund may be changed, from time to time, without prior notice to shareholders.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 571 funds for the six-month period and among the 566 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[3]	The Target Range is the percentage range, as stated by the prospectus, within which the Fund may make tactical changes to its equity funds/fixed-income funds allocation.

†	Includes expenses of the underlying funds in which the Fund invests.

4	Legg Mason Lifestyle Series 2011 Annual Report

Funds overview (cont’d)

Legg Mason Lifestyle Allocation 70%

Target Asset Allocation1

Legg Mason Lifestyle Allocation 70% seeks long-term growth of capital by investing 70% of its assets in underlying funds that invest principally in equity securities and 30% in underlying funds that invest principally in fixed-income securities.

Performance review

For the twelve months ended January 31, 2011, Class A shares of Legg Mason Lifestyle Allocation 70%, excluding sales charges, returned 19.00%. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Aggregate Index, the Russell 3000 Index and the Lifestyle Allocation 70% Composite Benchmarkx, returned 5.06%, 23.95% and 18.69%, respectively, for the same period. The Lipper Mixed-Asset Target Allocation Growth Funds Category Average2 returned 17.35% over the same time frame.

Performance Snapshot as of January 31, 2011
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Lifestyle Allocation 70%:
Class A	15.00%	19.00%
Class B	14.49%	18.29%
Class C	14.60%	18.67%
Class I	15.14%	19.19%
Barclays Capital U.S. Aggregate Index	0.20%	5.06%
Russell 3000 Index	18.92%	23.95%
Lifestyle Allocation 70% Composite Benchmark	13.49%	18.69%
Lipper Mixed-Asset Target Allocation Growth Funds Category Average[2]	13.15%	17.35%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements, without which the performance would have been lower.

Performance reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the returns for the twelve months ended January 31, 2011 for Class B and Class C shares would have been 17.84% and 18.21%, respectively.

The portfolio managers periodically adjust the allocation of the Fund’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity and fixed-income markets in general, particular sectors of such markets and the performance outlook for the underlying funds. The Fund is not expected to be invested in all of the underlying funds at any time. The Fund may change its allocations among the underlying funds and may vary the allocation between equity and fixed-income funds within the Target Range3 without prior notice to shareholders.

Total Annual Operating Expenses† (unaudited)

As of the Fund’s most current prospectus dated May 31, 2010, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 1.44%, 2.32%, 1.93% and 1.22%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.80% for Class A shares, 1.55% for Class B shares, 1.55% for Class C shares and 0.55% for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

[1]

The Target Asset Allocation set forth above represents an approximate mix of investments for Legg Mason Lifestyle Allocation 70%. The allocation and investment mix of the Fund may vary depending upon market conditions, cash flows in and out of the Fund and other factors. In addition, the allocation and investment range of the Fund may be changed, from time to time, without prior notice to shareholders.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 571 funds for the six-month period and among the 566 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[3]	The Target Range is the percentage range, as stated by the prospectus, within which the Fund may make tactical changes to its equity funds/fixed-income funds allocation.

†	Includes expenses of the underlying funds in which the Fund invests.

Legg Mason Lifestyle Series 2011 Annual Report	5

Legg Mason Lifestyle Allocation 50%

Target Asset Allocation1

Legg Mason Lifestyle Allocation 50% seeks a balance of growth of capital and income by investing 50% of its assets in underlying funds that invest principally in equity securities and 50% in underlying funds that invest principally in fixed-income securities.

Performance review

For the twelve months ended January 31, 2011, Class A shares of Legg Mason Lifestyle Allocation 50%, excluding sales charges, returned 16.59%. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Aggregate Index, the Russell 1000 Index and the Lifestyle Allocation 50% Composite Benchmarkxi, returned 5.06%, 23.33% and 15.41%, respectively, for the same period. The Lipper Mixed-Asset Target Allocation Moderate Funds Category Average2 returned 14.52% over the same time frame.

Performance Snapshot as of January 31, 2011
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Lifestyle Allocation 50%:
Class A	11.96%	16.59%
Class B	11.41%	15.72%
Class C	11.46%	16.13%
Barclays Capital U.S. Aggregate Index	0.20%	5.06%
Russell 1000 Index	18.76%	23.33%
Lifestyle Allocation 50% Composite Benchmark	9.98%	15.41%
Lipper Mixed-Asset Target Allocation Moderate Funds Category Average[2]	10.39%	14.52%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the returns for the twelve months ended January 31, 2011 for Class B and Class C shares would have been 15.54% and 15.66%, respectively.

The portfolio managers periodically adjust the allocation of the Fund’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity and fixed-income markets in general, particular sectors of such markets and the performance outlook for the underlying funds. The Fund is not expected to be invested in all of the underlying funds at any time. The Fund may change its allocations among the underlying funds and may vary the allocation between equity and fixed-income funds within the Target Range3 without prior notice to shareholders.

Total Annual Operating Expenses† (unaudited)

As of the Fund’s most current prospectus dated May 31, 2010, the gross total operating expense ratios for Class A, Class B and Class C shares were 1.28%, 2.18% and 1.89%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

The Target Asset Allocation set forth above represents an approximate mix of investments for Legg Mason Lifestyle Allocation 50%. The allocation and investment mix of the Fund may vary depending upon market conditions, cash flows in and out of the Fund and other factors. In addition, the allocation and investment range of the Fund may be changed, from time to time, without prior notice to shareholders.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 523 funds for the six-month period and among the 508 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[3]	The Target Range is the percentage range, as stated by the prospectus, within which the Fund may make tactical changes to its equity funds/fixed-income funds allocation.

†	Includes expenses of the underlying funds in which the Fund invests.

6	Legg Mason Lifestyle Series 2011 Annual Report

Funds overview (cont’d)

Legg Mason Lifestyle Allocation 30%

Target Asset Allocation1

Legg Mason Lifestyle Allocation 30% seeks income as a primary objective and long-term growth of capital as a secondary objective by investing 30% of its assets in underlying funds that invest principally in equity securities and 70% in underlying funds that invest principally in fixed-income securities.

Performance review

For the twelve months ended January 31, 2011, Class A shares of Legg Mason Lifestyle Allocation 30%, excluding sales charges, returned 13.22%. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Aggregate Index, the Russell 1000 Index and the Lifestyle Allocation 30% Composite Benchmarkxii, returned 5.06%, 23.33% and 11.93%, respectively, for the same period. The Lipper Mixed-Asset Target Allocation Conservative Funds Category Average2 returned 11.09% over the same time frame.

Performance Snapshot as of January 31, 2011
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Lifestyle Allocation 30%:
Class A	8.61%	13.22%
Class B	8.30%	12.69%
Class C	8.23%	13.05%
Barclays Capital U.S. Aggregate Index	0.20%	5.06%
Russell 1000 Index	18.76%	23.33%
Lifestyle Allocation 30% Composite Benchmark	6.52%	11.93%
Lipper Mixed-Asset Target Allocation Conservative Funds Category Average[2]	6.69%	11.09%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements, without which the performance would have been lower.

Performance reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the returns for the twelve months ended January 31, 2011 for Class B and Class C shares would have been 12.59% and 12.66%, respectively.

The portfolio managers periodically adjust the allocation of the Fund’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity and fixed-income markets in general, particular sectors of such markets and the performance outlook for the underlying funds. The Fund is not expected to be invested in all of the underlying funds at any time. The Fund may change its allocations among the underlying funds and may vary the allocation between equity and fixed-income funds within the Target Range3 without prior notice to shareholders.

Total Annual Operating Expenses† (unaudited)

As of the Fund’s most current prospectus dated May 31, 2010, the gross total operating expense ratios for Class A, Class B and Class C shares were 1.25%, 1.90% and 1.80%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

The Target Asset Allocation set forth above represents an approximate mix of investments for Legg Mason Lifestyle Allocation 30%. The allocation and investment mix of the Fund may vary depending upon market conditions, cash flows in and out of the Fund and other factors. In addition, the allocation and investment range of the Fund may be changed, from time to time, without prior notice to shareholders.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 476 funds for the six-month period and among the 466 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[3]	The Target Range is the percentage range, as stated by the prospectus, within which the Fund may make tactical changes to its equity funds/fixed-income funds allocation.

†	Includes expenses of the underlying funds in which the Fund invests.

Legg Mason Lifestyle Series 2011 Annual Report	7

Q. What were the leading contributors and detractors to performance?

A. All of the underlying funds had positive returns for the period; therefore, they all contributed positively to absolute performance. Taking into account both the underlying fund returns and their weightings within the portfolios, the leading contributors to absolute performance were Legg Mason Batterymarch U.S. Large Cap Equity Fund, Royce Value Fund and Legg Mason ClearBridge Appreciation Fund. The funds that made the smallest positive contribution to absolute performance (again, taking into account underlying fund weightings as well as returns) were Western Asset Absolute Return Portfolio, Western Asset High Yield Portfolio and Legg Mason Capital Management Value Trust, Inc.

Among the underlying funds, the leaders in terms of outperforming their respective benchmarks were Western Asset Core Plus Bond Portfolio and Legg Mason ClearBridge Aggressive Growth Fund. The underlying funds which most underperformed their respective benchmarks were Legg Mason Capital Management Value Trust, Inc. and Legg Mason ClearBridge Appreciation Fund.

Thank you for your investment in the Lifestyle Series. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Funds’ investment goals.

Sincerely,

Steven Bleiberg

Portfolio Manager

Legg Mason Global Asset Allocation, LLC

Andrew Purdy

Portfolio Manager

Legg Mason Global Asset Allocation, LLC

February 15, 2011

RISKS: Mutual funds are subject to risk, including possible loss of principal. Because these Funds have exposure to both stocks and bonds through the underlying funds in which they invest, the Funds may underperform stock funds when stocks are in favor, and underperform bond funds when bonds are in favor. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Funds’ share prices. International stocks are subject to certain risks, including currency fluctuations and changes in political and economic conditions; these risks are heightened for investments in emerging markets; small- and mid-cap stocks often experience sharper price fluctuations than stocks of large-cap companies; high-yield securities are lower-rated issues and inherently more risky than higher-rated securities.

Each Fund in the Lifestyle Series is a “fund of funds” — meaning it invests in other underlying funds. There are additional risks and other expenses associated with Funds that invest in other mutual funds rather than directly in portfolio securities. In addition to a Fund’s operating expenses, an investment will indirectly bear the operating expenses of the underlying funds. Each underlying fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. This may lead to the distribution of higher capital gains to shareholders, increasing their tax liability. Certain of the underlying funds may sell securities short. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Investment in underlying funds that invest in real estate-related securities (including real estate investment trusts) expose a fund to risk similar to investing directly in real estate. The value of these underlying investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment. In addition, some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Funds’ prospectus for a more complete discussion of these and other risks, and the Funds’ investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

8	Legg Mason Lifestyle Series 2011 Annual Report

Funds overview (cont’d)

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

iii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

iv	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

[v]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

vi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

viii

The Lifestyle Allocation 100% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 55% Russell 1000 Index, 25% Russell 2000 Index and 20% MSCI EAFE Index.

ix

The Lifestyle Allocation 85% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 45% Russell 1000 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index, 10% Barclays Capital U.S. Aggregate Index and 5% Barclays Capital U.S. High Yield — 2% Issuer Cap Index. The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[x]

The Lifestyle Allocation 70% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 40% Russell 1000 Index, 15% Russell 2000 Index, 15% MSCI EAFE Index, 25% Barclays Capital U.S. Aggregate Index and 5% Barclays Capital U.S. High Yield — 2% Issuer Cap Index.

xi

The Lifestyle Allocation 50% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 28% Russell 1000 Index, 12% Russell 2000 Index, 10% MSCI EAFE Index, 43% Barclays Capital U.S. Aggregate Index and 7% Barclays Capital U.S. High Yield — 2% Issuer Cap Index.

xii

The Lifestyle Allocation 30% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 17% Russell 1000 Index, 7% Russell 2000 Index, 6% MSCI EAFE Index, 60% Barclays Capital U.S. Aggregate Index and 10% Barclays Capital U.S. High Yield — 2% Issuer Cap Index.

Legg Mason Lifestyle Series 2011 Annual Report	9

Funds at a glance (unaudited)

Legg Mason Lifestyle Allocation 100% Breakdown (%) as of — January 31, 2011†

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors
15.0 Legg Mason Partners Equity Trust — Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	Information Technology Financials Energy Consumer Discretionary Health Care
14.9 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Industrials Consumer Staples Energy
10.1 Legg Mason Partners Equity Trust — Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares	Consumer Discretionary Financials Industrials Information Technology Consumer Staples
10.0 Legg Mason Global Trust — Legg Mason Batterymarch International Equity Trust, Class IS Shares	Financials Industrials Consumer Discretionary Materials Energy
10.0 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Mid Cap Core Fund, Class IS Shares	Information Technology Financials Industrials Consumer Discretionary Health Care

†	Subject to change at any time.

% of Total Long-Term Investments	Top 5 Sectors
8.8 Legg Mason Capital Management Value Trust, Inc., Class I Shares	Financials Information Technology Consumer Discretionary Health Care Energy
8.2 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Fundamental All Cap Value Fund, Class IS Shares	Financials Information Technology Industrials Energy Consumer Discretionary
8.0 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Energy Consumer Discretionary Information Technology Industrials
7.6 The Royce Fund — Royce Value Fund, Institutional Class Shares	Natural Resources Technology Financial Intermediaries Consumer Services Industrial Products
7.4 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Small Cap Growth Fund, Class IS Shares	Information Technology Health Care Consumer Discretionary Industrials Financials

10	Legg Mason Lifestyle Series 2011 Annual Report

Funds at a glance (unaudited) (cont’d)

Legg Mason Lifestyle Allocation 85% Breakdown (%) as of — January 31, 2011†

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors
14.1 Legg Mason Partners Equity Trust — Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	Information Technology Financials Energy Consumer Discretionary Health Care
13.3 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Industrials Consumer Staples Energy
9.8 Legg Mason Partners Equity Trust — Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares	Consumer Discretionary Financials Industrials Information Technology Consumer Staples
9.7 Legg Mason Global Trust — Legg Mason Batterymarch International Equity Trust, Class IS Shares	Financials Industrials Consumer Discretionary Materials Energy
8.4 The Royce Fund —Royce Value Fund, Institutional Class Shares	Natural Resources Technology Financial Intermediaries Consumer Services Industrial Products
8.3 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Small Cap Growth Fund, Class IS Shares	Information Technology Health Care Consumer Discretionary Industrials Financials
7.0 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Energy Consumer Discretionary Information Technology Industrials

†	Subject to change at any time.

% of Total Long-Term Investments	Top 5 Sectors
7.0 Legg Mason Capital Management Value Trust, Inc., Class I Shares	Financials Information Technology Consumer Discretionary Health Care Energy
6.3 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Fundamental All Cap Value Fund, Class IS Shares	Financials Information Technology Industrials Energy Consumer Discretionary
5.2 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Mid Cap Core Fund, Class IS Shares	Information Technology Financials Industrials Consumer Discretionary Health Care
4.8 Western Asset Funds, Inc. — Western Asset High Yield Portfolio, Class IS Shares	Consumer Discretionary Industrials Energy Financials Materials
4.3 Western Asset Funds, Inc. — Western Asset Absolute Return Portfolio, Class IS Shares	Corporate Bonds & Notes U.S. Government & Agency Obligations Collateralized Mortgage Obligations Asset-Backed Securities Collateralized Senior Loans
1.8 Western Asset Funds, Inc. — Western Asset Core Plus Bond Portfolio, Class IS Shares	Corporate Bonds & Notes Mortgage-Backed Securities Collateralized Mortgage Obligations U.S. Government & Agency Obligations Asset-Backed Securities

Legg Mason Lifestyle Series 2011 Annual Report	11

Legg Mason Lifestyle Allocation 70% Breakdown (%) as of — January 31, 2011†

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors
11.5 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Industrials Consumer Staples Energy
11.0 Western Asset Funds, Inc. — Western Asset Absolute Return Portfolio, Class IS Shares	Corporate Bonds & Notes U.S. Government & Agency Obligations Collateralized Mortgage Obligations Asset-Backed Securities Collateralized Senior Loans
11.0 Legg Mason Partners Equity Trust — Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	Information Technology Financials Energy Consumer Discretionary Health Care
10.8 Western Asset Funds, Inc. — Western Asset Core Plus Bond Portfolio, Class IS Shares	Corporate Bonds & Notes Mortgage-Backed Securities Collateralized Mortgage Obligations U.S. Government & Agency Obligations Asset-Backed Securities
7.5 Legg Mason Partners Equity Trust — Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares	Consumer Discretionary Financials Industrials Information Technology Consumer Staples
7.5 Legg Mason Global Trust, Inc. — Legg Mason Batterymarch International Equity Trust, Class IS Shares	Financials Industrials Consumer Discretionary Materials Energy

†	Subject to change at any time.

% of Total Long-Term Investments	Top 5 Sectors
6.9 Legg Mason Capital Management Value Trust, Inc., Class I Shares	Financials Information Technology Consumer Discretionary Health Care Energy
6.5 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Energy Consumer Discretionary Information Technology Industrials
6.1 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Fundamental All Cap Value Fund, Class IS Shares	Financials Information Technology Industrials Energy Consumer Discretionary
5.6 The Royce Fund — Royce Value Fund, Institutional Class Shares	Natural Resources Technology Financial Intermediaries Consumer Services Industrial Products
5.5 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Small Cap Growth Fund, Class IS Shares	Information Technology Health Care Consumer Discretionary Industrials Financials
5.1 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Mid Cap Core Fund, Class IS Shares	Information Technology Financials Industrials Consumer Discretionary Health Care
5.0 Western Asset Funds, Inc. — Western Asset High Yield Portfolio, Class IS Shares	Consumer Discretionary Industrials Energy Financials Materials

12	Legg Mason Lifestyle Series 2011 Annual Report

Funds at a glance (unaudited) (cont’d)

Legg Mason Lifestyle Allocation 50% Breakdown (%) as of — January 31, 2011†

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors
25.9 Western Asset Funds, Inc. — Western Asset Core Plus Bond Portfolio, Class IS Shares	Corporate Bonds & Notes Mortgage-Backed Securities Collateralized Mortgage Obligations U.S. Government & Agency Obligations Asset-Backed Securities
14.1 Western Asset Funds, Inc . — Western Asset Absolute Return Portfolio, Class IS Shares	Corporate Bonds & Notes U.S. Government & Agency Obligations Collateralized Mortgage Obligations Asset-Backed Securities Collateralized Senior Loans
7.0 Legg Mason Partners Equity Trust — Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	Information Technology Financials Energy Consumer Discretionary Health Care
7.0 Western Asset Funds, Inc. — Western Asset High Yield Portfolio, Class IS Shares	Consumer Discretionary Industrials Energy Financials Materials
6.5 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Industrials Consumer Staples Energy
5.9 Legg Mason Capital Management Value Trust, Inc., Class I Shares	Financials Information Technology Consumer Discretionary Health Care Energy

†	Subject to change at any time.

% of Total Long-Term Investments	Top 5 Sectors
5.6 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Energy Consumer Discretionary Information Technology Industrials
5.1 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Fundamental All Cap Value Fund, Class IS Shares	Financials Information Technology Industrials Energy Consumer Discretionary
5.0 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Mid Cap Core Fund, Class IS Shares	Information Technology Financials Industrials Consumer Discretionary Health Care
5.0 Legg Mason Partners Equity Trust — Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares	Consumer Discretionary Financials Industrials Information Technology Consumer Staples
5.0 Legg Mason Global Trust — Legg Mason Batterymarch International Equity Trust, Class IS Shares	Financials Industrials Consumer Discretionary Materials Energy
4.0 The Royce Fund — Royce Value Fund, Institutional Class Shares	Natural Resources Technology Financial Intermediaries Consumer Services Industrial Products
3.9 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Small Cap Growth Fund, Class IS Shares	Information Technology Health Care Consumer Discretionary Industrials Financials

Legg Mason Lifestyle Series 2011 Annual Report	13

Legg Mason Lifestyle Allocation 30% Breakdown (%) as of — January 31, 2011†

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors
41.9 Western Asset Funds, Inc. — Western Asset Core Plus Bond Portfolio, Class IS Shares	Corporate Bonds & Notes Mortgage-Backed Securities Collateralized Mortgage Obligations U.S. Government & Agency Obligations Asset-Backed Securities
15.1 Western Asset Funds, Inc. — Western Asset Absolute Return Portfolio, Class IS Shares	Corporate Bonds & Notes U.S. Government & Agency Obligations Collateralized Mortgage Obligations Asset-Backed Securities Collateralized Senior Loans
10.1 Western Asset Funds, Inc. — Western Asset High Yield Portfolio, Class IS Shares	Consumer Discretionary Industrials Energy Financials Materials
6.5 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Industrials Consumer Staples Energy

†	Subject to change at any time.

% of Total Long-Term Investments	Top 5 Sectors
6.4 Legg Mason Capital Management Value Trust, Inc., Class I Shares	Financials Information Technology Consumer Discretionary Health Care Energy
6.0 Legg Mason Partners Equity Trust — Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	Information Technology Financials Energy Consumer Discretionary Health Care
6.0 Legg Mason Global Trust — Legg Mason Batterymarch International Equity Trust, Class IS Shares	Financials Industrials Consumer Discretionary Materials Energy
4.0 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Mid Cap Core Fund, Class IS Shares	Information Technology Financials Industrials Consumer Discretionary Health Care
4.0 The Royce Fund — Royce Value Fund, Institutional Class Shares	Natural Resources Technology Financial Intermediaries Consumer Services Industrial Products

14	Legg Mason Lifestyle Series 2011 Annual Report

Funds expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2010 and held for the six months ended January 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
Legg Mason Lifestyle Allocation 100%	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratios[3]	Expenses Paid During the Period[4]	Legg Mason Lifestyle Allocation 100%	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	19.15%	$1,000.00	$1,191.50	0.80%	$4.42	Class A	5.00%	$1,000.00	$1,021.17	0.80%	$4.08
Class B	18.60	1,000.00	1,186.00	1.55	8.54	Class B	5.00	1,000.00	1,017.39	1.55	7.88
Class C	18.80	1,000.00	1,188.00	1.51	8.33	Class C	5.00	1,000.00	1,017.59	1.51	7.68

[1]	For the six months ended January 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason Lifestyle Series 2011 Annual Report	15

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2010 and held for the six months ended January 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
Legg Mason Lifestyle Allocation 85%	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratios[3]	Expenses Paid During the Period[4]	Legg Mason Lifestyle Allocation 85%	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	17.53%	$1,000.00	$1,175.30	0.72%	$3.95	Class A	5.00%	$1,000.00	$1,021.58	0.72%	$3.67
Class B	17.03	1,000.00	1,170.30	1.55	8.48	Class B	5.00	1,000.00	1,017.39	1.55	7.88
Class C	17.16	1,000.00	1,171.60	1.29	7.06	Class C	5.00	1,000.00	1,018.70	1.29	6.56
Class I	17.72	1,000.00	1,177.20	0.30	1.65	Class I	5.00	1,000.00	1,023.69	0.30	1.53

[1]	For the six months ended January 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

16	Legg Mason Lifestyle Series 2011 Annual Report

Funds expenses (unaudited) (cont’d)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2010 and held for the six months ended January 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
Legg Mason Lifestyle Allocation 70%	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratios[3]	Expenses Paid During the Period[4]	Legg Mason Lifestyle Allocation 70%	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	15.00%	$1,000.00	$1,150.00	0.59%	$3.20	Class A	5.00%	$1,000.00	$1,022.23	0.59%	$3.01
Class B	14.49	1,000.00	1,144.90	1.41	7.62	Class B	5.00	1,000.00	1,018.10	1.41	7.17
Class C	14.60	1,000.00	1,146.00	1.24	6.71	Class C	5.00	1,000.00	1,018.95	1.24	6.31
Class I	15.14	1,000.00	1,151.40	0.36	1.95	Class I	5.00	1,000.00	1,023.39	0.36	1.84

[1]	For the six months ended January 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason Lifestyle Series 2011 Annual Report	17

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/ or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2010 and held for the six months ended January 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
Legg Mason Lifestyle Allocation 50%	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]	Legg Mason Lifestyle Allocation 50%	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	11.96%	$1,000.00	$1,119.60	0.53%	$2.83	Class A	5.00%	$1,000.00	$1,022.53	0.53%	$2.70
Class B	11.41	1,000.00	1,114.10	1.41	7.51	Class B	5.00	1,000.00	1,018.10	1.41	7.17
Class C	11.46	1,000.00	1,114.60	1.28	6.82	Class C	5.00	1,000.00	1,018.75	1.28	6.51

[1]	For the six months ended January 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

18	Legg Mason Lifestyle Series 2011 Annual Report

Funds expenses (unaudited) (cont’d)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2010 and held for the six months ended January 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Funds with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
Legg Mason Lifestyle Allocation 30%	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratios[3]	Expenses Paid During the Period[4]	Legg Mason Lifestyle Allocation 30%	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	8.61%	$1,000.00	$1,086.10	0.48%	$2.52	Class A	5.00%	$1,000.00	$1,022.79	0.48%	$2.45
Class B	8.30	1,000.00	1,083.00	1.12	5.88	Class B	5.00	1,000.00	1,019.56	1.12	5.70
Class C	8.23	1,000.00	1,082.30	1.10	5.77	Class C	5.00	1,000.00	1,019.66	1.10	5.60

[1]	For the six months ended January 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, non-recurring restructuring and reorganization fees and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason Lifestyle Series 2011 Annual Report	19

Funds performance (unaudited)

Legg Mason Lifestyle Allocation 100%

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C
Twelve Months Ended 1/31/11	22.39%	21.44%	21.64%
Inception* through 1/31/11	-2.73	-3.44	-3.35

With sales charges[2]	Class A	Class B	Class C
Twelve Months Ended 1/31/11	15.32%	16.44%	20.64%
Inception* through 1/31/11	-4.14	-3.67	-3.35

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 12/29/06 through 1/31/11)	-10.72%
Class B (Inception date of 12/29/06 through 1/31/11)	-13.35
Class C (Inception date of 12/29/06 through 1/31/11)	-12.99

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, B and C shares is December 29, 2006.

20	Legg Mason Lifestyle Series 2011 Annual Report

Funds performance (unaudited) (cont’d)

Legg Mason Lifestyle Allocation 100%

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason Lifestyle Allocation 100% vs. Benchmark Indices† — December 29, 2006 - January 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Legg Mason Lifestyle Allocation 100% at inception on December 29, 2006, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and a CDSC of 5.00% (which applies if redemption occurs within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred) for Class B shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2011. The hypothetical illustration also assumes a $10,000 investment in the Russell 3000 Index, MSCI EAFE Index and Lifestyle Allocation 100% Composite Benchmark. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Lifestyle Allocation 100% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 55% Russell 1000 Index, 25% Russell 2000 Index and 20% MSCI EAFE Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Legg Mason Lifestyle Series 2011 Annual Report	21

Legg Mason Lifestyle Allocation 85%

Average annual total returns
Without sales charges[1]	Class A	Class B†	Class C†	Class I
Twelve Months Ended 1/31/11	20.97%	20.29%	20.96%	21.51%
Five Years Ended 1/31/11	1.07	0.35	0.68	N/A
Ten Years Ended 1/31/11	1.14	0.53	0.63	N/A
Inception* through 1/31/11	4.34	3.90	3.71	23.97

With sales charges[2]	Class A	Class B†	Class C†	Class I
Twelve Months Ended 1/31/11	14.04%	15.29%	19.96%	21.51%
Five Years Ended 1/31/11	-0.12	0.19	0.68	N/A
Ten Years Ended 1/31/11	0.54	0.53	0.63	N/A
Inception* through 1/31/11	3.92	3.90	3.71	23.97

Cumulative total returns
Without sales charges[1]
Class A (1/31/01 through 1/31/11)	11.96%
Class B (1/31/01 through 1/31/11)	5.47
Class C (1/31/01 through 1/31/11)	6.44
Class I (Inception date of 12/16/08 through 1/31/11)	57.89

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, B and C shares is February 5, 1996. Inception date for Class I shares is December 16, 2008.

†	The total returns reflect a payment received due to the settlement of a regulatory matter. Absent this payment, the total returns would have been lower.

22	Legg Mason Lifestyle Series 2011 Annual Report

Funds performance (unaudited) (cont’d)

Legg Mason Lifestyle Allocation 85%

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason Lifestyle Allocation 85% vs. Benchmark Indices† — January 2001 - January 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Legg Mason Lifestyle Allocation 85% on January 31, 2001, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2011. The hypothetical illustration also assumes a $10,000 investment in the Barclays Capital U.S. Aggregate Index, Russell 3000 Index, and Lifestyle Allocation 85% Composite Benchmark. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Lifestyle Allocation 85% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 45% Russell 1000 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index, 10% Barclays Capital U.S. Aggregate Index and 5% Barclays Capital U.S. High Yield — 2% Issuer Cap Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

‡	The total returns reflect a payment received due to the settlement of a regulatory matter. Absent this payment, the total returns would have been lower.

Legg Mason Lifestyle Series 2011 Annual Report	23

Legg Mason Lifestyle Allocation 70%

Average annual total returns
Without sales charges[1]	Class A	Class B†	Class C†	Class I
Twelve Months Ended 1/31/11	19.00%	18.29%	18.67%	19.19%
Five Years Ended 1/31/11	2.44	1.70	1.98	N/A
Ten Years Ended 1/31/11	1.84	1.22	1.30	N/A
Inception* through 1/31/11	4.44	4.02	3.81	-0.02

With sales charges[2]	Class A	Class B†	Class C†	Class I
Twelve Months Ended 1/31/11	12.18%	13.29%	17.67%	19.19%
Five Years Ended 1/31/11	1.23	1.51	1.98	N/A
Ten Years Ended 1/31/11	1.24	1.22	1.30	N/A
Inception* through 1/31/11	4.03	4.02	3.81	-0.02

Cumulative total returns
Without sales charges[1]
Class A (1/31/01 through 1/31/11)	19.97%
Class B (1/31/01 through 1/31/11)	12.91
Class C (1/31/01 through 1/31/11)	13.73
Class I (Inception date of 10/2/07 through 1/31/11)	-0.07

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the investments of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, B and C shares is February 5, 1996. Inception date for Class I shares is October 2, 2007.

†	The total returns reflect a payment received due to the settlement of a regulatory matter. Absent this payment, the total returns would have been lower.

24	Legg Mason Lifestyle Series 2011 Annual Report

Funds performance (unaudited) (cont’d)

Legg Mason Lifestyle Allocation 70%

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason Lifestyle Allocation 70% vs. Benchmark Indices† — January 2001 - January 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Legg Mason Lifestyle Allocation 70% on January 31, 2001, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2011. The hypothetical illustration also assumes a $10,000 investment in the Barclays Capital U.S. Aggregate Index, Russell 3000 Index, and Lifestyle Allocation 70% Composite Benchmark. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Lifestyle Allocation 70% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 40% Russell 1000 Index, 15% Russell 2000 Index, 15% MSCI EAFE Index, 25% Barclays Capital U.S. Aggregate Index and 5% Barclays Capital U.S. High Yield — 2% Issuer Cap Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

‡	The total returns reflect a payment received due to the settlement of a regulatory matter. Absent this payment, the total returns would have been lower.

Legg Mason Lifestyle Series 2011 Annual Report	25

Legg Mason Lifestyle Allocation 50%

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C
Twelve Months Ended 1/31/11	16.59%	15.72%	16.13%
Five Years Ended 1/31/11	3.99	3.14	3.40
Ten Years Ended 1/31/11	3.61	2.96	2.98

With sales charges[2]	Class A	Class B	Class C
Twelve Months Ended 1/31/11	9.92%	10.72%	15.13%
Five Years Ended 1/31/11	2.76	2.97	3.40
Ten Years Ended 1/31/11	3.00	2.96	2.98

Cumulative total returns
Without sales charges[1]
Class A (1/31/01 through 1/31/11)	42.58%
Class B (1/31/01 through 1/31/11)	33.83
Class C (1/31/01 through 1/31/11)	34.09

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including return of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

26	Legg Mason Lifestyle Series 2011 Annual Report

Funds performance (unaudited) (cont’d)

Legg Mason Lifestyle Allocation 50%

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason Lifestyle Allocation 50% vs. Benchmark Indices† — January 2001 - January 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Legg Mason Lifestyle Allocation 50% on January 31, 2001, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2011. The hypothetical illustration also assumes a $10,000 investment in the Barclays Capital U.S. Aggregate Index, Russell 1000 Index, and Lifestyle Allocation 50% Composite Benchmark. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Lifestyle Allocation 50% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 28% Russell 1000 Index, 12% Russell 2000 Index, 10% MSCI EAFE Index, 43% Barclays Capital U.S. Aggregate Index and 7% Barclays Capital U.S. High Yield — 2% Issuer Cap Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Legg Mason Lifestyle Series 2011 Annual Report	27

Legg Mason Lifestyle Allocation 30%

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C
Twelve Months Ended 1/31/11	13.22%	12.69%	13.05%
Five Years Ended 1/31/11	4.53	3.95	4.12
Ten Years Ended 1/31/11	4.22	3.79	3.78

With sales charges[2]	Class A	Class B	Class C
Twelve Months Ended 1/31/11	8.41%	8.19%	12.05%
Five Years Ended 1/31/11	3.63	3.78	4.12
Ten Years Ended 1/31/11	3.77	3.79	3.78

Cumulative total returns
Without sales charges[1]
Class A (1/31/01 through 1/31/11)	51.24%
Class B (1/31/01 through 1/31/11)	45.03
Class C (1/31/01 through 1/31/11)	44.97

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. The CDSC declines by 0.50% the first year after purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

28	Legg Mason Lifestyle Series 2011 Annual Report

Funds performance (unaudited) (cont’d)

Legg Mason Lifestyle Allocation 30%

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason Lifestyle Allocation 30% vs. Benchmark Indices† — January 2001 - January 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Legg Mason Lifestyle Allocation 30% on January 31, 2001, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2011. The hypothetical illustration also assumes a $10,000 investment in the Barclays Capital U.S. Aggregate Index, Russell 1000 Index, and Lifestyle Allocation 30% Composite Benchmark. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Lifestyle Allocation 30% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 17% Russell 1000 Index, 7% Russell 2000 Index, 6% MSCI EAFE Index, 60% Barclays Capital U.S. Aggregate Index and 10% Barclays Capital U.S. High Yield — 2% Issuer Cap Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Legg Mason Lifestyle Series 2011 Annual Report	29

Schedules of investments

January 31, 2011

Legg Mason Lifestyle Allocation 100%

Description			Shares	Value
Investments in Underlying Funds — 99.9%
Legg Mason Capital Management Value Trust Inc., Class I Shares			173,598	$8,190,356	*
Legg Mason Global Trust Inc. — Legg Mason Batterymarch International Equity Trust, Class IS Shares			691,525	9,314,847
Legg Mason Equity Trust:
Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares			1,302,518	13,936,941
Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares			61,381	7,436,864	*
Legg Mason ClearBridge Appreciation Fund, Class IS Shares			992,980	13,802,425
Legg Mason ClearBridge Fundamental All Cap Value Fund, Class IS Shares			522,732	7,647,574
Legg Mason ClearBridge Mid Cap Core Fund, Class IS Shares			403,556	9,289,851	*
Legg Mason ClearBridge Small Cap Growth Fund, Class IS Shares			385,669	6,880,327	*
Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares			1,044,349	9,357,363
The Royce Fund — Royce Value Fund, Institutional Class Shares			548,594	7,038,463
Total Investments in Underlying Funds before Short-Term Investments (Cost — $78,962,614)				92,895,011

Security	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.2%
Repurchase Agreements — 0.2%
Interest in $100,000,000 joint tri-party repurchase agreement dated 1/31/11 with Deutsche Bank Securities Inc.; Proceeds at maturity — $157,001; (Fully collateralized by various U.S. government agency obligations, 4.400% to 5.000% due 5/11/17 to 3/2/20; Market value — $160,141) (Cost — $157,000)	0.210%	2/1/11	$157,000	157,000
Total Investments — 100.1% (Cost — $79,119,614#)				93,052,011
Liabilities in Excess of Other Assets — (0.1)%				(118,628)
Total Net Assets — 100.0%				$92,933,383

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $90,323,899.

See Notes to Financial Statements.

30	Legg Mason Lifestyle Series 2011 Annual Report

Schedules of investments (cont’d)

January 31, 2011

Legg Mason Lifestyle Allocation 85%

Description			Shares	Value
Investments in Underlying Funds — 99.9%
Legg Mason Capital Management Value Trust Inc., Class I Shares			883,262	$41,672,320	*
Legg Mason Global Trust Inc. — Legg Mason Batterymarch International Equity Trust, Class IS Shares			4,295,257	57,857,113
Legg Mason Partners Equity Trust:
Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares			7,918,819	84,731,367
Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares			346,132	41,937,353	*
Legg Mason ClearBridge Appreciation Fund, Class IS Shares			5,735,490	79,723,318
Legg Mason ClearBridge Fundamental All Cap Value Fund, Class IS Shares			2,558,646	37,432,997
Legg Mason ClearBridge Mid Cap Core Fund, Class IS Shares			1,363,250	31,382,025	*
Legg Mason ClearBridge Small Cap Growth Fund, Class IS Shares			2,772,348	49,458,695	*
Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares			6,570,373	58,870,544
The Royce Fund — Royce Value Fund, Institutional Class Shares			3,902,795	50,072,861
Western Asset Funds Inc.:
Western Asset Absolute Return Portfolio, Class IS Shares			2,502,466	25,725,355
Western Asset Core Plus Bond Portfolio, Class IS Shares			999,079	10,800,045
Western Asset High Yield Portfolio, Class IS Shares			3,176,291	28,745,437
Total Investments in Underlying Funds before Short-Term Investments (Cost — $533,196,882)				598,409,430

Security	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.2%
Repurchase Agreements — 0.2%
Interest in $100,000,000 joint tri-party repurchase agreement dated 1/31/11 with Deutsche Bank Securities Inc.; Proceeds at maturity — $1,265,007; (Fully collateralized by various U.S. government agency obligations, 4.400% to 5.000% due 5/11/17 to 3/2/20; Market value — $1,290,306) (Cost — $1,265,000)	0.210%	2/1/11	$1,265,000	1,265,000
Total Investments — 100.1% (Cost — $534,461,882#)				599,674,430
Liabilities in Excess of Other Assets — (0.1)%				(629,384)
Total Net assets — 100.0%				$599,045,046

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $580,667,051.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2011 Annual Report	31

Legg Mason Lifestyle Allocation 70%

Description			Shares	Value
Investments in Underlying Funds — 99.9%
Legg Mason Capital Management Value Trust Inc., Class I Shares			701,813	$33,111,558	*
Legg Mason Global Trust Inc. — Legg Mason Batterymarch International Equity Trust, Class IS Shares			2,660,391	35,835,462
Legg Mason Partners Equity Trust:
Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares			4,945,165	52,913,261
Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares			259,254	31,411,234	*
Legg Mason ClearBridge Appreciation Fund, Class IS Shares			3,982,866	55,361,832
Legg Mason ClearBridge Fundamental All Cap Value Fund, Class IS Shares			1,992,757	29,154,036
Legg Mason ClearBridge Mid Cap Core Fund, Class IS Shares			1,051,417	24,203,614	*
Legg Mason ClearBridge Small Cap Growth Fund, Class IS Shares			1,482,301	26,444,247	*
Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares			4,005,046	35,885,212
The Royce Fund — Royce Value Fund, Institutional Class Shares			2,111,375	27,088,940
Western Asset Funds Inc.:
Western Asset Absolute Return Portfolio, Class IS Shares			5,152,266	52,965,294
Western Asset Core Plus Bond Portfolio, Class IS Shares			4,801,503	51,904,242
Western Asset High Yield Portfolio, Class IS Shares			2,665,912	24,126,505
Total Investments in Underlying Funds before Short-Term Investments (Cost — $437,382,989)				480,405,437

Security	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.2%
Repurchase Agreements — 0.2%
Interest in $100,000,000 joint tri-party repurchase agreement dated 1/31/11 with Deutche Bank Securities Inc.; Proceeds at maturity — $820,005; (Fully collateralized by various U.S. government agency obligations, 4.400% to 5.000% due 5/11/17 to 3/2/20; Market value — $836,404) (Cost — $820,000)	0.210%	2/1/11	$820,000	820,000
Total Investments — 100.1% (Cost — $438,202,989#)				481,225,437
Liabilities in Excess of Other Assets — (0.1)%				(259,603)
Total Net Assets — 100.0%				$480,965,834

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $475,320,968.

See Notes to Financial Statements.

32	Legg Mason Lifestyle Series 2011 Annual Report

Schedules of investments (cont’d)

January 31, 2011

Legg Mason Lifestyle Allocation 50%

Description			Shares	Value
Investments in Underlying Funds — 100.0%
Legg Mason Capital Management Value Trust Inc., Class I Shares			381,996	$18,022,575	*
Legg Mason Global Trust Inc. — Legg Mason Batterymarch International Equity Trust, Class IS Shares			1,125,434	15,159,597
Legg Mason Partners Equity Trust:
Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares			1,994,318	21,339,198
Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares			141,206	17,108,483	*
Legg Mason ClearBridge Appreciation Fund, Class IS Shares			1,419,555	19,731,813
Legg Mason ClearBridge Fundamental All Cap Value Fund, Class IS Shares			1,054,490	15,427,188
Legg Mason ClearBridge Mid Cap Core Fund, Class IS Shares			664,308	15,292,374	*
Legg Mason ClearBridge Small Cap Growth Fund, Class IS Shares			669,669	11,946,887	*
Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares			1,697,094	15,205,964
The Royce Fund — Royce Value Fund, Institutional Class Shares			948,324	12,166,994
Western Asset Funds Inc.:
Western Asset Absolute Return Portfolio, Class IS Shares			4,151,888	42,681,406
Western Asset Core Plus Bond Portfolio, Class IS Shares			7,282,976	78,728,973
Western Asset High Yield Portfolio, Class IS Shares			2,349,542	21,263,355
Total Investments in Underlying Funds before Short-Term Investments (Cost — $265,664,918)				304,074,807

Security	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.2%
Repurchase Agreements — 0.2%
Interest in $358,401,000 joint tri-party repurchase agreement dated 1/31/11 with Barclays Capital Inc.; Proceeds at maturity — $584,003; (Fully collateralized by various U.S. government obligations, 0.750% to 4.125% due 11/30/11 to 5/15/15; Market value — $595,680) (Cost — $584,000)	0.210%	2/1/11	$584,000	584,000
Total Investments — 100.2% (Cost — $266,248,918#)				304,658,807
Liabilities in Excess of Other Assets — (0.2)%				(731,490)
Total Net Assets — 100.0%				$303,927,317

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $292,194,906.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2011 Annual Report	33

Legg Mason Lifestyle Allocation 30%

Description			Shares	Value
Investments in Underlying Funds — 99.9%
Legg Mason Capital Management Value Trust Inc., Class I Shares			202,531	$9,555,421	*
Legg Mason Global Trust Inc. — Legg Mason Batterymarch International Equity Trust, Class IS Shares			665,357	8,962,358
Legg Mason Partners Equity Trust:
Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares			839,830	8,986,183
Legg Mason ClearBridge Appreciation Fund, Class IS Shares			699,624	9,724,767
Legg Mason ClearBridge Mid Cap Core Fund, Class IS Shares			263,207	6,059,019	*
The Royce Fund — Royce Value Fund, Institutional Class Shares			469,821	6,027,799
Western Asset Funds Inc.:
Western Asset Absolute Return Portfolio, Class IS Shares			2,193,121	22,545,284
Western Asset Core Plus Bond Portfolio, Class IS Shares			5,793,879	62,631,829
Western Asset High Yield Portfolio, Class IS Shares			1,668,796	15,102,601
Total Investments in Underlying Funds before Short-Term Investments (Cost — $131,417,331)				149,595,261

Security	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.2%
Repurchase Agreements — 0.2%
Interest in $100,000,000 joint tri-party repurchase agreement dated 1/31/11 with RBS Securities Inc.; Proceeds at maturity — $273,002; (Fully collateralized by various U.S. government obligations, 2.625% due 8/15/20 to 11/15/20; Market value — $278,473) (Cost — $273,000)	0.220%	2/1/11	$273,000	273,000
Total Investments — 100.1% (Cost — $131,690,331#)				149,868,261
Liabilities in Excess of Other Assets — (0.1)%				(155,324)
Total Net Assets — 100.0%				$149,712,937

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $144,376,537.

See Notes to Financial Statements.

34	Legg Mason Lifestyle Series 2011 Annual Report

Statement of assets and liabilities

January 31, 2011

	Legg Mason Lifestyle Allocation 100%	Legg Mason Lifestyle Allocation 85%	Legg Mason Lifestyle Allocation 70%

Assets:
Investments, at cost	$79,119,614	$534,461,882	$438,202,989
Investments, at value	93,052,011	599,674,430	481,225,437
Cash	893	275	618
Receivable for Fund shares sold	135,690	636,921	639,297
Receivable for Underlying Funds sold	93,095	115,544	177,213
Receivable from investment manager	4,659	—	5,651
Interest receivable	1	7	5
Prepaid expenses	24,624	26,201	32,856
Total Assets	93,310,973	600,453,378	482,081,077

Liabilities:
Payable for Fund shares repurchased	183,184	572,885	528,328
Transfer agent fees payable	95,424	550,582	343,604
Distribution fees payable	33,791	192,238	157,580
Audit and tax payable	22,001	30,700	29,899
Trustees’ fees payable	338	4,780	3,333
Payable due to manager	—	1,325	—
Accrued expenses	42,852	55,822	52,499
Total Liabilities	377,590	1,408,332	1,115,243
Total Net Assets	$92,933,383	$599,045,046	$480,965,834

Net Assets:
Par value (Note 7)	$95	$458	$372
Paid-in capital in excess of par value	95,694,443	597,626,713	505,998,511
Undistributed (overdistributed) net investment income	21,990	(76,100)	667,095
Accumulated net realized loss on Underlying Funds	(16,715,542)	(63,718,573)	(68,722,592)
Net unrealized appreciation on Underlying Funds	13,932,397	65,212,548	43,022,448
Total Net Assets	$92,933,383	$599,045,046	$480,965,834

Shares Outstanding:
Class A	7,242,738	37,578,690	30,501,379
Class B	1,859,949	7,101,016	5,288,682
Class C	437,399	1,118,667	1,378,162
Class I	—	16,166	15,875

Net Asset Value:
Class A (and redemption price)	$9.77	$13.20	$12.90
Class B*	$9.63	$12.50	$13.10
Class C*	$9.67	$12.64	$13.10
Class I (and redemption price)	—	$13.16	$12.85
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%, 5.75% and 5.75%, respectively)	$10.37	$14.01	$13.69

*	Redemption price per share is NAV of Class B and C shares reduced by 5.00% and a 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2011 Annual Report	35

	Legg Mason Lifestyle Allocation 50%	Legg Mason Lifestyle Allocation 30%

Assets:
Investments, at cost	$266,248,918	$131,690,331
Investments, at value	304,658,807	149,868,261
Cash	620	408
Receivable for Fund shares sold	430,628	185,273
Receivable for Underlying Funds sold	100,789	57,984
Receivable from investment manager	—	—
Interest receivable	3	2
Prepaid expenses	21,345	25,949
Total Assets	305,212,192	150,137,877

Liabilities:
Payable for Fund shares repurchased	954,775	278,578
Transfer agent fees payable	164,697	62,570
Distribution fees payable	98,882	41,304
Audit and tax payable	28,600	18,600
Trustees’ fees payable	2,650	1,366
Payable due to manager	—	—
Accrued expenses	35,271	22,522
Total Liabilities	1,284,875	424,940
Total Net Assets	$303,927,317	$149,712,937

Net Assets:
Par value (Note 7)	$253	$129
Paid-in capital in excess of par value	313,686,677	157,877,937
Undistributed net investment income	232,488	205,377
Accumulated net realized loss on Underlying Funds	(48,401,990)	(26,548,436)
Net unrealized appreciation on Underlying Funds	38,409,889	18,177,930
Total Net Assets	$303,927,317	$149,712,937

Shares Outstanding:
Class A	20,871,009	10,868,434
Class B	3,326,654	1,529,642
Class C	1,069,669	458,925
Class I	—	—

Net Asset Value:
Class A (and redemption price)	$11.97	$11.61
Class B*	$12.30	$11.82
Class C*	$12.33	$11.80
Class I (and redemption price)	—	—
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75% and 4.25%, respectively)	$12.70	$12.13

*	Redemption price per share is NAV of Class B and C shares reduced by 5.00% (4.50% for the Allocation 30% Fund) and a 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

36	Legg Mason Lifestyle Series 2011 Annual Report

Statement of operations

For the Year Ended January 31, 2011

	Legg Mason Lifestyle Allocation 100%	Legg Mason Lifestyle Allocation 85%	Legg Mason Lifestyle Allocation 70%

Investment Income:
Income distributions from Underlying Funds	$866,159	$9,499,105	$9,966,253
Interest	274	2,160	1,954
Total Investment Income	866,433	9,501,265	9,968,207

Expenses:
Transfer agent fees (Note 5)	416,020	2,338,764	1,471,663
Distribution fees (Notes 2 and 5)	356,172	2,098,940	1,764,150
Registration fees	56,933	72,606	54,571
Legal fees	33,246	35,893	39,480
Audit and tax	26,101	30,900	30,099
Restructuring and reorganization fees	25,000	—	—
Shareholder reports	17,131	122,698	100,373
Trustees’ fees	7,144	50,738	40,614
Insurance	2,819	11,819	12,944
Custody fees	176	390	538
Miscellaneous expenses	3,504	7,148	6,918
Total Expenses	944,246	4,769,896	3,521,350
Less: Expense reimbursements (Notes 2 and 5)	(114,475)	(35,160)	(10,236)
Net Expenses	829,771	4,734,736	3,511,114
Net Investment Income	36,662	4,766,529	6,457,093

Realized and Unrealized Gain (Loss) on Underlying Funds (Notes 1 and 3):
Net Realized Loss on Sale of Underlying Funds	(3,109,456)	(17,939,300)	(15,426,317)
Change in Net Unrealized Appreciation (Depreciation) on Underlying Funds	19,999,181	118,062,447	86,921,066
Net Gain on Underlying Funds	16,889,725	100,123,147	71,494,749
Proceeds from Settlement of a Regulatory Matter (Note 10)	—	391,351	426,958
Increase in Net Assets from Operations	$16,926,387	$105,281,027	$78,378,800

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2011 Annual Report	37

	Legg Mason Lifestyle Allocation 50%	Legg Mason Lifestyle Allocation 30%

Investment Income:
Income distributions from Underlying Funds	$8,695,463	$4,936,606
Interest	1,309	422
Total Investment Income	8,696,772	4,937,028

Expenses:
Transfer agent fees (Note 5)	643,679	228,842
Distribution fees (Notes 2 and 5)	1,121,417	386,689
Registration fees	66,681	64,015
Legal fees	41,908	21,423
Audit and tax	28,601	23,900
Restructuring and reorganization fees	—	23,750
Shareholder reports	61,429	18,631
Trustees’ fees	26,617	10,827
Insurance	8,807	3,190
Custody fees	397	184
Miscellaneous expenses	6,052	3,649
Total Expenses	2,005,588	785,100
Less: Expense reimbursements (Notes 2 and 5)	—	(8)
Net Expenses	2,005,588	785,092
Net Investment Income	6,691,184	4,151,936

Realized and Unrealized Gain (Loss) on Underlying Funds (Notes 1 and 3):
Net Realized Loss on Sale of Underlying Funds	(6,979,506)	(1,935,988)
Change in Net Unrealized Appreciation (Depreciation) on Underlying Funds	44,206,707	12,800,173
Net Gain on Underlying Funds	37,227,201	10,864,185
Proceeds from Settlement of a Regulatory Matter (Note 10)	170,519	34,627
Increase in Net Assets From Operations	$44,088,904	$15,050,748

See Notes to Financial Statements.

38	Legg Mason Lifestyle Series 2011 Annual Report

Statements of changes in net assets

Legg Mason Lifestyle Allocation 100%

For the Years Ended January 31,	2011	2010

Operations:
Net investment income	$36,662	$190,100
Net realized loss	(3,109,456)	(5,499,765)
Change in net unrealized appreciation (depreciation)	19,999,181	23,656,809
Increase in Net Assets From Operations	16,926,387	18,347,144

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(55,030)	(385,014)
Decrease in Net Assets from Distributions to Shareholders	(55,030)	(385,014)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	18,914,545	19,285,366
Reinvestment of distributions	54,981	383,412
Cost of shares repurchased	(17,677,769)	(13,896,597)
Increase in Net Assets From Fund Share Transactions	1,291,757	5,772,181
Increase in Net Assets	18,163,114	23,734,311

Net Assets:
Beginning of year	74,770,269	51,035,958
End of year*	$92,933,383	$74,770,269
* Includes undistributed net investment income of:	$21,990	$15,358

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2011 Annual Report	39

Legg Mason Lifestyle Allocation 85%

For the Years Ended January 31,	2011	2010

Operations:
Net investment income	$4,766,529	$7,183,471
Net realized loss	(17,939,300)	(24,367,684)
Change in net unrealized appreciation (depreciation)	118,062,447	155,871,020
Proceeds from settlement of a regulatory matter (Note 10)	391,351	—
Increase in Net Assets From Operations	105,281,027	138,686,807

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(5,324,670)	(7,650,064)
Decrease in Net Assets from Distributions to Shareholders	(5,324,670)	(7,650,064)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	64,953,997	66,399,157
Reinvestment of distributions	5,311,432	7,634,444
Cost of shares repurchased	(93,151,721)	(81,731,790)
Decrease in Net Assets From Fund Share Transactions	(22,886,292)	(7,698,189)
Increase in Net Assets	77,070,065	123,338,554

Net Assets:
Beginning of year	521,974,981	398,636,427
End of year*	$599,045,046	$521,974,981
* Includes (overdistributed) undistributed net investment income, respectively, of:	$(76,100)	$19,498

See Notes to Financial Statements.

40	Legg Mason Lifestyle Series 2011 Annual Report

Statements of changes in net assets (cont’d)

Legg Mason Lifestyle Allocation 70%

For the Years Ended January 31,	2011	2010

Operations:
Net investment income	$6,457,093	$9,732,373
Net realized loss	(15,426,317)	(26,471,324)
Change in net unrealized appreciation (depreciation)	86,921,066	133,030,772
Proceeds from settlement of a regulatory matter (Note 10)	426,958	—
Increase in Net Assets From Operations	78,378,800	116,291,821

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(7,199,994)	(9,600,047)
Decrease in Net Assets from Distributions to Shareholders	(7,199,994)	(9,600,047)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	51,813,021	52,359,025
Reinvestment of distributions	7,181,353	9,571,542
Cost of shares repurchased	(85,050,426)	(78,219,863)
Decrease in Net Assets From Fund Share Transactions	(26,056,052)	(16,289,296)
Increase in Net Assets	45,122,754	90,402,478

Net Assets:
Beginning of year	435,843,080	345,440,602
End of year*	$480,965,834	$435,843,080
* Includes undistributed net investment income of:	$667,095	$983,038

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2011 Annual Report	41

Legg Mason Lifestyle Allocation 50%

For the Years Ended January 31,	2011	2010

Operations:
Net investment income	$6,691,184	$9,413,567
Net realized loss	(6,979,506)	(22,863,797)
Change in net unrealized appreciation (depreciation)	44,206,707	84,799,367
Proceeds from settlement of a regulatory matter (Note 10)	170,519	—
Increase in Net Assets From Operations	44,088,904	71,349,137

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(7,537,042)	(10,237,019)
Decrease in Net Assets from Distributions to Shareholders	(7,537,042)	(10,237,019)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	50,593,990	46,808,655
Reinvestment of distributions	7,497,114	10,176,180
Cost of shares repurchased	(68,375,472)	(61,385,084)
Decrease in Net Assets From Fund Share Transactions	(10,284,368)	(4,400,249)
Increase in Net Assets	26,267,494	56,711,869

Net Assets:
Beginning of year	277,659,823	220,947,954
End of year*	$303,927,317	$277,659,823
* Includes undistributed net investment income of:	$232,488	$907,827

See Notes to Financial Statements.

42	Legg Mason Lifestyle Series 2011 Annual Report

Statements of changes in net assets (cont’d)

Legg Mason Lifestyle Allocation 30%

For the Years Ended January 31,	2011	2010

Operations:
Net investment income	$4,151,936	$4,596,263
Net realized loss	(1,935,988)	(8,038,847)
Change in net unrealized appreciation (depreciation)	12,800,173	27,681,117
Proceeds from settlement of a regulatory matter (Note 10)	34,627	—
Increase in Net Assets From Operations	15,050,748	24,238,533

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(4,154,376)	(4,534,018)
Decrease in Net Assets from Distributions to Shareholders	(4,154,376)	(4,534,018)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	28,942,851	18,042,811
Reinvestment of distributions	4,137,298	4,526,152
Cost of shares repurchased	(32,206,033)	(23,198,754)
Net assets of shares issued in connection with merger (Note 8)	40,606,137	—
Increase (Decrease) in Net Assets From Fund Share Transactions	41,480,253	(629,791)
Increase in Net Assets	52,376,625	19,074,724

Net Assets:
Beginning of year	97,336,312	78,261,588
End of year*	$149,712,937	$97,336,312
* Includes undistributed net investment income of:	$205,377	$156,399

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2011 Annual Report	43

Financial highlights

Legg Mason Lifestyle Allocation 100%

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class A Shares[1]	2011	2010	2009	2008[2]	2007[2,3]

Net asset value, beginning of year	$7.99	$5.99	$10.61	$11.50	$11.40

Income (loss) from operations:
Net investment income (loss)[4]	0.02	0.03	0.06	0.13	(0.00)	[5]
Net realized and unrealized gain (loss)	1.77	2.03	(4.44)	(0.93)	0.10
Total income (loss) from operations	1.79	2.06	(4.38)	(0.80)	0.10

Less distributions from:
Net investment income	(0.01)	(0.06)	(0.00) [5]	(0.07)	—
Net realized gains	—	—	(0.24)	(0.02)	—
Total distributions	(0.01)	(0.06)	(0.24)	(0.09)	—

Net asset value, end of year	$9.77	$7.99	$5.99	$10.61	$11.50
Total return[6]	22.39%	34.46%	(42.19)%	(6.97)%	0.88%

Net assets, end of year (000s)	$70,786	$55,770	$37,263	$33,051	$428

Ratios to average net assets:
Gross expenses[7]	0.92%[8]	1.01%	1.06%	1.34%[9]	116.13%[10]
Net expenses[7,11,12,13]	0.83 [8]	0.78	0.76	0.80 [9]	0.80	[10]
Net investment income (loss)[4]	0.23	0.48	0.67	1.16	(0.22)	[10]

Portfolio turnover rate	16%	14%	38%	27%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	For the period December 29, 2006 (inception date) to January 31, 2007.

[4]	Net investment income (loss) per share and net investment income (loss) ratio to average net assets may include short-term capital gain distributions from Underlying Funds.

[5]	Amount represents less than $0.01 per share.

[6]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Does not include expenses of the Underlying Funds in which the Fund invests.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.89% and 0.80%, respectively (Note 12).

[9]	The gross and net expense ratios include interest expense. Excluding interest expense both ratios would not have changed.

[10]	Annualized.

[11]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[12]	Reflects fee waivers and/or expense reimbursements.

[13]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

44	Legg Mason Lifestyle Series 2011 Annual Report

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 100%

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class B Shares[1]	2011	2010	2009	2008[2]	2007[2,3]

Net asset value, beginning of year	$7.93	$5.94	$10.60	$11.50	$11.40

Income (loss) from operations:
Net investment income (loss)[4]	(0.05)	(0.02)	(0.01)	0.03	(0.01)
Net realized and unrealized gain (loss)	1.75	2.01	(4.41)	(0.91)	0.11
Total income (loss) from operations	1.70	1.99	(4.42)	(0.88)	0.10

Less distributions from:
Net realized gains	—	—	(0.24)	(0.02)	—
Total distributions	—	—	(0.24)	(0.02)	—

Net asset value, end of year	$9.63	$7.93	$5.94	$10.60	$11.50
Total return[5]	21.44%	33.50%	(42.63)%	(7.66)%	0.88%

Net assets, end of year (000s)	$17,918	$14,472	$9,122	$8,339	$499

Ratios to average net assets:
Gross expenses[6]	1.94%[7]	2.09%	2.15%	2.42%[8]	116.88%[9]
Net expenses[6,10,11,12]	1.58 [7]	1.53	1.53	1.55 [8]	1.55 [9]
Net investment income (loss)[4]	(0.53)	(0.26)	(0.15)	0.30	(1.24) [9]

Portfolio turnover rate	16%	14%	38%	27%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	For the period December 29, 2006 (inception date) to January 31, 2007.

[4]	Net investment income (loss) per share and net investment income (loss) ratio to average net assets may include short-term capital gain distributions from Underlying Funds.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.91% and 1.55%, respectively (Note 12).

[8]	The gross and net expense ratios include interest expense. Excluding interest expense both ratios would not have changed.

[9]	Annualized.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[11]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[12]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2011 Annual Report	45

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class C Shares[1]	2011	2010	2009	2008[2]	2007[2,3]

Net asset value, beginning of year	$7.95	$5.94	$10.60	$11.50	$11.40

Income (loss) from operations:
Net investment loss[4]	(0.05)	(0.01)	(0.02)	(0.01)	(0.00)	[5]
Net realized and unrealized gain (loss)	1.77	2.02	(4.40)	(0.87)	0.10
Total income (loss) from operations	1.72	2.01	(4.42)	(0.88)	0.10

Less distributions from:
Net realized gains	—	—	(0.24)	(0.02)	—
Total distributions	—	—	(0.24)	(0.02)	—

Net asset value, end of year	$9.67	$7.95	$5.94	$10.60	$11.50
Total return[6]	21.64%	33.84%	(42.63)%	(7.66)%	0.88%

Net assets, end of year (000s)	$4,229	$4,528	$4,538	$8,477	$895

Ratios to average net assets:
Gross expenses[7]	1.49%[8]	1.35%	1.35%	1.96%[9]	116.88%[10]
Net expenses[7,11,12,13]	1.49 [8]	1.35	1.35	1.54 [9]	1.55	[10]
Net investment loss[4]	(0.56)	(0.21)	(0.21)	(0.08)	(0.42)	[10]

Portfolio turnover rate	16%	14%	38%	27%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	For the period December 29, 2006 (inception date) to January 31, 2007.

[4]	Net investment income (loss) per share and net investment income (loss) ratio to average net assets may include short-term capital gain distributions from Underlying Funds. .

[5]	Amount represents less than $0.01 per share.

[6]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Does not include expenses of the Underlying Funds in which the Fund invests.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.46% (Note 12).

[9]	The gross and net expense ratios include interest expense. Excluding interest expense both ratios would not have changed.

[10]	Annualized.

[11]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[12]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[13]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

46	Legg Mason Lifestyle Series 2011 Annual Report

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 85%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class A Shares[1]	2011	2010	2009	2008[2]	2007[2]

Net asset value, beginning of year	$11.02	$8.26	$15.00	$16.52	$15.36

Income (loss) from operations:
Net investment income[3]	0.12	0.17	0.20	0.23	0.06
Net realized and unrealized gain (loss)	2.19	2.77	(5.57)	(0.89)	1.14
Total income (loss) from operations	2.31	2.94	(5.37)	(0.66)	1.20

Less distributions from:
Net investment income	(0.13)	(0.18)	(0.18)	(0.20)	(0.04)
Net realized gains	—	—	(1.19)	(0.66)	—
Total distributions	(0.13)	(0.18)	(1.37)	(0.86)	(0.04)

Net asset value, end of year	$13.20	$11.02	$8.26	$15.00	$16.52
Total return[4]	20.97%[5]	35.53%	(37.58)%	(4.41)%	7.82%

Net assets, end of year (000s)	$495,922	$424,907	$317,256	$492,744	$491,940

Ratios to average net assets:
Gross expenses[6]	0.73%	0.79%	0.79%	0.85%[7]	0.90%[8]
Net expenses[6,9,10]	0.73	0.77 [11]	0.73 [11]	0.78 [7,11]	0.81 [8,11]
Net investment income[3]	1.02	1.66	1.64	1.37	0.37

Portfolio turnover rate	14%	15%	41%	15%	79%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income (loss) per share and net investment income (loss) ratio to average net assets may include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The total return reflects a payment received due to the settlement of investment litigations. Absent this payment, the total return would have been 20.79%.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	The gross and net expense ratios include interest expense. Excluding interest expense both ratios would not have changed.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.85% and 0.77%, respectively.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2011 Annual Report	47

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class B Shares[1]	2011	2010	2009	2008[2]	2007[2]

Net asset value, beginning of year	$10.44	$7.83	$14.32	$15.80	$14.76

Income (loss) from operations:
Net investment income (loss)[3]	0.02	0.08	0.09	0.09	(0.06)
Net realized and unrealized gain (loss)	2.07	2.62	(5.28)	(0.82)	1.10
Proceeds from settlement of a regulatory matter	0.03	—	—	—	—
Total income (loss) from operations	2.12	2.70	(5.19)	(0.73)	1.04

Less distributions from:
Net investment income	(0.06)	(0.09)	(0.11)	(0.09)	—
Net realized gains	—	—	(1.19)	(0.66)	—
Total distributions	(0.06)	(0.09)	(1.30)	(0.75)	—

Net asset value, end of year	$12.50	$10.44	$7.83	$14.32	$15.80
Total return[4]	20.29%[5]	34.45%	(38.07)%	(5.06)%	7.05%

Net assets, end of year (000s)	$88,768	$84,327	$70,232	$127,665	$159,423

Ratios to average net assets:
Gross expenses[6]	1.59%	1.62%	1.63%	1.67%[7]	1.67%[8]
Net expenses[6,9,10,11]	1.55	1.51	1.52	1.51 [7]	1.53 [8]
Net investment income (loss)[3]	0.16	0.87	0.79	0.55	(0.39)

Portfolio turnover rate	14%	15%	41%	15%	79%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income (loss) per share and net investment income (loss) ratio to average net assets may include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The total return reflects payments received due to the settlement of a regulatory matter and investment litigations. Absent these payments, the total return would have been 19.81% (Note 10).

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	The gross and net expense ratios include interest expense. Excluding interest expense both ratios would not have changed.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.63% and 1.49%, respectively.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

48	Legg Mason Lifestyle Series 2011 Annual Report

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 85%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class C Shares[1]	2011	2010	2009	2008[2]	2007[2]

Net asset value, beginning of year	$10.55	$7.92	$14.46	$15.94	$14.87

Income (loss) from operations:
Net investment income (loss)[3]	0.05	0.11	0.13	0.12	(0.03)
Net realized and unrealized gain (loss)	2.10	2.65	(5.34)	(0.82)	1.10
Proceeds from settlement of a regulatory matter	0.06	—	—	—	—
Total income (loss) from operations	2.21	2.76	(5.21)	(0.70)	1.07

Less distributions from:
Net investment income	(0.12)	(0.13)	(0.14)	(0.12)	—
Net realized gains	—	—	(1.19)	(0.66)	—
Total distributions	(0.12)	(0.13)	(1.33)	(0.78)	—

Net asset value, end of year	$12.64	$10.55	$7.92	$14.46	$15.94
Total return[4]	20.96%[5]	34.84%	(37.85)%	(4.82)%	7.20%

Net assets, end of year (000s)	$14,142	$12,733	$11,147	$23,879	$29,079

Ratios to average net assets:
Gross expenses[6]	1.27%	1.18%	1.15%	1.29%[7]	1.37%[8]
Net expenses[6,9,10]	1.27	1.18	1.15	1.29 [7]	1.34 [8,11]
Net investment income (loss)[3]	0.45	1.18	1.08	0.75	(0.19)

Portfolio turnover rate	14%	15%	41%	15%	79%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income (loss) per share and net investment income (loss) ratio to average net assets may include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The total return reflects payments received due to the settlement of a regulatory matter and investment litigations. Absent these payments, the total return would have been 20.20% (Note 10).

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	The gross and net expense ratios include interest expense. Excluding interest expense both ratios would not have changed.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.32% and 1.30%, respectively.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2011 Annual Report	49

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class I Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$10.99	$8.26	$8.82

Income (loss) from operations:
Net investment income[3]	0.22	0.28	0.09
Net realized and unrealized gain (loss)	2.14	2.69	(0.47)
Total income (loss) from operations	2.36	2.97	(0.38)

Less distributions from:
Net investment income	(0.19)	(0.24)	(0.18)
Total distributions	(0.19)	(0.24)	(0.18)

Net asset value, end of year	$13.16	$10.99	$8.26
Total return[4]	21.51%[5]	35.87%	(4.37)%

Net assets, end of year (000s)	$213	$8	$1

Ratios to average net assets:
Gross expenses[6]	0.32%	0.80%	5.84%[7]
Net expenses[6,8,9],10	0.27	0.25	0.53 [7]
Net investment income[3]	1.82	2.69	8.99 [7]

Portfolio turnover rate	14%	15%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 16, 2008 (inception date) to January 31, 2009.

[3]	Net investment income (loss) per share and net investment income (loss) ratio to average net assets may include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return reflects a payment received due to the settlement of investment litigations. Absent this payment, the total return would have been 21.33%.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

50	Legg Mason Lifestyle Series 2011 Annual Report

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 70%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class A Shares[1]	2011	2010	2009	2008[2]	2007[2]

Net asset value, beginning of year	$11.02	$8.35	$12.96	$13.52	$12.73

Income (loss) from operations:
Net investment income[3]	0.19	0.26	0.27	0.32	0.18
Net realized and unrealized gain (loss)	1.90	2.67	(4.59)	(0.59)	0.81
Total income (loss) from operations	2.09	2.93	(4.32)	(0.27)	0.99

Less distributions from:
Net investment income	(0.21)	(0.26)	(0.29)	(0.29)	(0.20)
Total distributions	(0.21)	(0.26)	(0.29)	(0.29)	(0.20)

Net asset value, end of year	$12.90	$11.02	$8.35	$12.96	$13.52
Total return[4]	19.00%[5]	35.13%	(33.50)%	(2.10)%	7.77%

Net assets, end of year (000s)	$393,408	$350,121	$270,592	$413,780	$411,242

Ratios to average net assets:
Gross expenses[6]	0.63%	0.70%	0.64%	0.76%[7]	0.81%[8]
Net expenses[6,9],10	0.63	0.70	0.64 [11]	0.75 [7,11]	0.79 [8,11]
Net investment income[3]	1.59	2.61	2.43	2.33	1.44

Portfolio turnover rate	17%	17%	31%	16%	92%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income (loss) per share and net investment income (loss) ratio to average net assets may include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The total return reflects a payment received due to the settlement of investment litigations. Absent this payment, the total return would have been 18.82%.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	The gross and net expense ratios include interest expense. Excluding interest expense both ratios would not have changed.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.77% and 0.75%, respectively.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2011 Annual Report	51

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class B Shares[1]	2011	2010	2009	2008[2]	2007[2]

Net asset value, beginning of year	$11.19	$8.46	$13.12	$13.67	$12.87

Income (loss) from operations:
Net investment income[3]	0.08	0.18	0.18	0.20	0.08
Net realized and unrealized gain (loss)	1.91	2.71	(4.63)	(0.57)	0.81
Proceeds from settlement of a regulatory matter	0.05	—	—	—	—
Total income (loss) from operations	2.04	2.89	(4.45)	(0.37)	0.89

Less distributions from:
Net investment income	(0.13)	(0.16)	(0.21)	(0.18)	(0.09)
Total distributions	(0.13)	(0.16)	(0.21)	(0.18)	(0.09)

Net asset value, end of year	$13.10	$11.19	$8.46	$13.12	$13.67
Total return[4]	18.29%[5]	34.17%	(34.06)%	(2.78)%	6.92%

Net assets, end of year (000s)	$69,294	$68,651	$59,592	$107,908	$137,020

Ratios to average net assets:
Gross expenses[6]	1.49%	1.58%	1.47%	1.57%[7]	1.60%[8]
Net expenses[6,9,10,11]	1.48	1.52	1.46	1.51 [7]	1.54 [8]
Net investment income[3]	0.71	1.75	1.54	1.46	0.64

Portfolio turnover rate	17%	17%	31%	16%	92%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income (loss) per share and net investment income (loss) ratio to average net assets may include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The total return reflects payments received due to the settlement of a regulatory matter and investment litigations. Absent these payments, the total return would have been 17.66% (Note 10).

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	The gross and net expense ratios include interest expense. Excluding interest expense both ratios would not have changed.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.56% and 1.51%, respectively.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

52	Legg Mason Lifestyle Series 2011 Annual Report

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 70%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class C Shares[1]	2011	2010	2009	2008[2]	2007[2]

Net asset value, beginning of year	$11.19	$8.47	$13.12	$13.69	$12.89

Income (loss) from operations:
Net investment income[3]	0.12	0.21	0.22	0.24	0.11
Net realized and unrealized gain (loss)	1.91	2.72	(4.63)	(0.60)	0.81
Proceeds from settlement of a regulatory matter	0.05	—	—	—	—
Total income (loss) from operations	2.08	2.93	(4.41)	(0.36)	0.92

Less distributions from:
Net investment income	(0.17)	(0.21)	(0.24)	(0.21)	(0.12)
Total distributions	(0.17)	(0.21)	(0.24)	(0.21)	(0.12)

Net asset value, end of year	$13.10	$11.19	$8.47	$13.12	$13.69
Total return[4]	18.67%[5]	34.55%	(33.76)%	(2.68)%	7.15%

Net assets, end of year (000s)	$18,060	$17,028	$15,232	$28,324	$29,502

Ratios to average net assets:
Gross expenses[6]	1.24%	1.17%	1.11%	1.30%[7]	1.35%[8]
Net expenses[6,9,10]	1.24	1.17	1.11	1.30 [7]	1.32 [8,11]
Net investment income[3]	0.97	2.08	1.88	1.74	0.88

Portfolio turnover rate	17%	17%	31%	16%	92%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income (loss) per share and net investment income (loss) ratio to average net assets may include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The total return reflects payments received due to the settlement of a regulatory matter and investment litigations. Absent these payments, the total return would have been 18.03% (Note 10).

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	The gross and net expense ratios include interest expense. Excluding interest expense both ratios would not have changed.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.32% and 1.29%, respectively.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2011 Annual Report	53

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class I Shares[1]	2011	2010	2009	2008[2]

Net asset value, beginning of year	$11.00	$8.33	$12.94	$14.26

Income (loss) from operations:
Net investment income[3]	0.26	0.29	0.29	0.23
Net realized and unrealized gain (loss)	1.84	2.67	(4.60)	(1.22)
Total income (loss) from operations	2.10	2.96	(4.31)	(0.99)

Less distributions from:
Net investment income	(0.25)	(0.29)	(0.30)	(0.33)
Total distributions	(0.25)	(0.29)	(0.30)	(0.33)

Net asset value, end of year	$12.85	$11.00	$8.33	$12.94
Total return[4]	19.19%[5]	35.58%	(33.47)%	(7.05)%

Net assets, end of year (000s)	$204	$43	$25	$28

Ratios to average net assets:
Gross expenses[6]	0.31%	0.48%	0.93%	0.66%[7,8]
Net expenses[6,9,10,11]	0.31	0.44	0.55	0.46 [7,8]
Net investment income[3]	2.18	2.92	2.63	5.15 [7]

Portfolio turnover rate	17%	17%	31%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 2, 2007 (inception date) to January 31, 2008.

[3]	Net investment income (loss) per share and net investment income (loss) ratio to average net assets may include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return reflects a payment received due to the settlement of investment litigations. Absent this payment, the total return would have been 19.01%.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	Annualized.

[8]	The gross and net expense ratios include interest expense. Excluding interest expense both ratios would not have changed.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

54	Legg Mason Lifestyle Series 2011 Annual Report

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 50%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class A Shares[1]	2011	2010	2009	2008[2]	2007[2]

Net asset value, beginning of year	$10.55	$8.20	$12.10	$12.90	$12.26

Income (loss) from operations:
Net investment income[3]	0.28	0.38	0.37	0.41	0.29
Net realized and unrealized gain (loss)	1.45	2.38	(3.57)	(0.45)	0.66
Total income (loss) from operations	1.73	2.76	(3.20)	(0.04)	0.95

Less distributions from:
Net investment income	(0.31)	(0.41)	(0.34)	(0.39)	(0.31)
Net realized gains	—	—	(0.36)	(0.37)	—
Total distributions	(0.31)	(0.41)	(0.70)	(0.76)	(0.31)

Net asset value, end of year	$11.97	$10.55	$8.20	$12.10	$12.90
Total return[4]	16.59%	34.37%	(27.69)%	(0.48)%	7.85%

Net assets, end of year (000s)	$249,807	$222,590	$172,244	$249,747	$245,674

Ratios to average net assets:
Gross expenses[5]	0.54%	0.60%	0.56%	0.68%[6]	0.72%[7]
Net expenses[5,8,9]	0.54	0.59 [10]	0.56	0.68 [6]	0.70 [7,10]
Net investment income[3]	2.49	3.96	3.57	3.19	2.37

Portfolio turnover rate	21%	22%	32%	19%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income (loss) per share and net investment income (loss) ratio to average net assets may include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	The gross and net expense ratios include interest expense. Excluding interest expense both ratios would not have changed.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.68% and 0.67%, respectively.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2011 Annual Report	55

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class B Shares[1]	2011	2010	2009	2008[2]	2007[2]

Net asset value, beginning of year	$10.84	$8.41	$12.40	$13.20	$12.54

Income (loss) from operations:
Net investment income[3]	0.18	0.29	0.29	0.30	0.19
Net realized and unrealized gain (loss)	1.49	2.46	(3.67)	(0.45)	0.68
Proceeds from settlement of a regulatory matter	0.02	—	—	—	—
Total income (loss) from operations	1.69	2.75	(3.38)	(0.15)	0.87

Less distributions from:
Net investment income	(0.23)	(0.32)	(0.25)	(0.28)	(0.21)
Net realized gains	—	—	(0.36)	(0.37)	—
Total distributions	(0.23)	(0.32)	(0.61)	(0.65)	(0.21)

Net asset value, end of year	$12.30	$10.84	$8.41	$12.40	$13.20
Total return[4]	15.72%[5]	33.27%	(28.35)%	(1.27)%	7.00%

Net assets, end of year (000s)	$40,926	$41,369	$36,012	$60,243	$75,776

Ratios to average net assets:
Gross expenses[6]	1.43%	1.50%	1.40%	1.52%[7]	1.52%[8]
Net expenses[6,9,10]	1.43	1.48 [11]	1.40	1.51 [7,11]	1.48 [8,11]
Net investment income[3]	1.57	3.03	2.67	2.29	1.53

Portfolio turnover rate	21%	22%	32%	19%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income (loss) per share and net investment income (loss) ratio to average net assets may include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 15.54% (Note 10).

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	The gross and net expense ratios include interest expense. Excluding interest expense both ratios would not have changed.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.49% and 1.46%, respectively.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

56	Legg Mason Lifestyle Series 2011 Annual Report

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 50%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class C Shares[1]	2011	2010	2009	2008[2]	2007[2]

Net asset value, beginning of year	$10.87	$8.44	$12.43	$13.23	$12.57

Income (loss) from operations:
Net investment income[3]	0.20	0.32	0.31	0.33	0.22
Net realized and unrealized gain (loss)	1.48	2.46	(3.67)	(0.45)	0.67
Proceeds from settlement of a regulatory matter	0.05	—	—	—	—
Total income (loss) from operations	1.73	2.78	(3.36)	(0.12)	0.89

Less distributions from:
Net investment income	(0.27)	(0.35)	(0.27)	(0.31)	(0.23)
Net realized gains	—	—	(0.36)	(0.37)	—
Total distributions	(0.27)	(0.35)	(0.63)	(0.68)	(0.23)

Net asset value, end of year	$12.33	$10.87	$8.44	$12.43	$13.23
Total return[4]	16.13%[5]	33.54%	(28.09)%	(1.07)%	7.15%

Net assets, end of year (000s)	$13,194	$13,701	$12,103	$23,946	$26,921

Ratios to average net assets:
Gross expenses[6]	1.27%	1.20%	1.14%	1.29%[7]	1.34%[8]
Net expenses[6,9,10]	1.27	1.20	1.14	1.29 [7]	1.31 [8,11]
Net investment income[3]	1.73	3.30	2.84	2.52	1.73

Portfolio turnover rate	21%	22%	32%	19%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income (loss) per share and net investment income (loss) ratio to average net assets may include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 15.66% (Note 10).

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	The gross and net expense ratios include interest expense. Excluding interest expense both ratios would not have changed.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.31% and 1.28%, respectively.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2011 Annual Report	57

Legg Mason Lifestyle Allocation 30%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class A Shares[1]	2011	2010	2009	2008[2]	2007[2]

Net asset value, beginning of year	$10.60	$8.40	$11.44	$11.81	$11.48

Income (loss) from operations:
Net investment income[3]	0.41	0.52	0.47	0.49	0.37
Net realized and unrealized gain (loss)	0.97	2.20	(3.01)	(0.38)	0.34
Total income (loss) from operations	1.38	2.72	(2.54)	0.11	0.71

Less distributions from:
Net investment income	(0.37)	(0.52)	(0.50)	(0.48)	(0.38)
Total distributions	(0.37)	(0.52)	(0.50)	(0.48)	(0.38)

Net asset value, end of year	$11.61	$10.60	$8.40	$11.44	$11.81
Total return[4]	13.22%	32.98%	(22.69)%	0.84%	6.31%

Net assets, end of year (000s)	$126,222	$80,223	$63,539	$85,817	$80,005

Ratios to average net assets:
Gross expenses[5]	0.57%[6]	0.63%	0.62%	0.75%[7]	0.75%[6]
Net expenses[5,8,9]	0.57 [6]	0.63	0.62 [10]	0.73 [7,10]	0.73 [6,10]
Net investment income[3]	3.66	5.41	4.63	4.17	3.23

Portfolio turnover rate	32%	26%	37%	17%	92%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income (loss) per share and net investment income (loss) ratio to average net assets may include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.55% for the year ended January 31, 2011 and 0.72% and 0.71%, respectively, for the year ended January 31, 2007 (Note 8).

[7]	The gross and net expense ratios include interest expense. Excluding interest expense both ratios would not have changed.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

58	Legg Mason Lifestyle Series 2011 Annual Report

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 30%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class B Shares[1]	2011	2010	2009	2008[2]	2007[2]

Net asset value, beginning of year	$10.78	$8.54	$11.62	$11.98	$11.65

Income (loss) from operations:
Net investment income[3]	0.34	0.46	0.42	0.42	0.31
Net realized and unrealized gain (loss)	1.00	2.23	(3.06)	(0.37)	0.34
Proceeds from settlement of a regulatory matter	0.01	—	—	—	—
Total income (loss) from operations	1.35	2.69	(2.64)	0.05	0.65

Less distributions from:
Net investment income	(0.31)	(0.45)	(0.44)	(0.41)	(0.32)
Total distributions	(0.31)	(0.45)	(0.44)	(0.41)	(0.32)

Net asset value, end of year	$11.82	$10.78	$8.54	$11.62	$11.98
Total return[4]	12.69%[5]	32.09%	(23.11)%	0.37%	5.65%

Net assets, end of year (000s)	$18,075	$13,528	$11,881	$18,078	$22,559

Ratios to average net assets:
Gross expenses[6]	1.21%[7]	1.28%	1.16%	1.33%[8]	1.28%[7]
Net expenses[6,9,10]	1.21 [7]	1.27 [11]	1.16 [11]	1.29 [8,11]	1.25 [7,11]
Net investment income[3]	2.99	4.73	4.03	3.53	2.67

Portfolio turnover rate	32%	26%	37%	17%	92%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income (loss) per share and net investment income (loss) ratio to average net assets may include short-term capital gain distributions from Underlying Funds. .

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.59% (Note 10).

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.19% for the year ended January 31, 2011 and 1.25% and 1.23%, respectively, for the year ended January 31, 2007 (Note 8).

[8]	The gross and net expense ratios include interest expense. Excluding interest expense both ratios would not have changed.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2011 Annual Report	59

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class C Shares[1]	2011	2010	2009	2008[2]	2007[2]

Net asset value, beginning of year	$10.76	$8.52	$11.60	$11.97	$11.63

Income (loss) from operations:
Net investment income[3]	0.34	0.48	0.43	0.44	0.32
Net realized and unrealized gain (loss)	1.00	2.23	(3.05)	(0.39)	0.34
Proceeds from settlement of a regulatory matter	0.04	—	—	—	—
Total income (loss) from operations	1.38	2.71	(2.62)	0.05	0.66

Less distributions from:
Net investment income	(0.34)	(0.47)	(0.46)	(0.42)	(0.32)
Total distributions	(0.34)	(0.47)	(0.46)	(0.42)	(0.32)

Net asset value, end of year	$11.80	$10.76	$8.52	$11.60	$11.97
Total return[4]	13.05%[5]	32.37%	(22.99)%	0.38%	5.80%

Net assets, end of year (000s)	$5,416	$3,585	$2,842	$5,412	$5,849

Ratios to average net assets:
Gross expenses[6]	1.17%[7]	1.16%	0.97%	1.17%[8]	1.25%[7]
Net expenses[6,9,10]	1.17 [7,11]	1.15 [11]	0.97	1.17 [8]	1.22 [7,11]
Net investment income[3]	3.02	4.92	4.11	3.68	2.72

Portfolio turnover rate	32%	26%	37%	17%	92%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income (loss) per share and net investment income (loss) ratio to average net assets may include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.66% (Note 10).

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.15% for the year ended January 31, 2011 and 1.22% and 1.20%, respectively, for the year ended January 31, 2007 (Note 8).

[8]	The gross and net expense ratios include interest expense. Excluding interest expense both ratios would not have changed.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

60	Legg Mason Lifestyle Series 2011 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Lifestyle Allocation 100% (“Allocation 100%”), Legg Mason Lifestyle Allocation 85% (“Allocation 85%”), Legg Mason Lifestyle Allocation 70% (“Allocation 70%”), Legg Mason Lifestyle Allocation 50% (“Allocation 50%”) and Legg Mason Lifestyle Allocation 30% (“Allocation 30%”) (collectively, the “Funds”) are separate non-diversified series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Funds invest in other mutual funds (“Underlying Funds”) which are affiliated with Legg Mason, Inc. (“Legg Mason”). The financial statements and financial highlights of the Underlying Funds are presented in a separate shareholder report for each respective Underlying Fund.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before each Fund calculates its net asset value, the Funds value these securities as determined in accordance with the procedures approved by the Funds’ Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Funds have adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Funds’ investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Legg Mason Lifestyle Series 2011 Annual Report	61

The following is a summary of the inputs used in valuing the Funds’ assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Allocation 100%
Investment in underlying funds†	$92,895,011	—	—	$92,895,011
Short-term investments†	—	$157,000	—	157,000
Total investments	$92,895,011	$157,000	—	$93,052,011

†	See Schedules of Investments for additional details.

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Allocation 85%
Investment in underlying funds†	$598,409,430	—	—	$598,409,430
Short-term investments†	—	$1,265,000	—	1,265,000
Total investments	$598,409,430	$1,265,000	—	$599,674,430

†	See Schedules of Investments for additional details.

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Allocation 70%
Investment in underlying funds†	$480,405,437	—	—	$480,405,437
Short-term investments†	—	$820,000	—	820,000
Total investments	$480,405,437	$820,000	—	$481,225,437

†	See Schedules of Investments for additional details.

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Allocation 50%
Investment in underlying funds†	$304,074,807	—	—	$304,074,807
Short-term investments†	—	$584,000	—	584,000
Total investments	$304,074,807	$584,000	—	$304,658,807

†	See Schedules of Investments for additional details.

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Allocation 30%
Investment in underlying funds†	$149,595,261	—	—	$149,595,261
Short-term investments†	—	$273,000	—	273,000
Total investments	$149,595,261	$273,000	—	$149,868,261

†	See Schedules of Investments for additional details.

62	Legg Mason Lifestyle Series 2011 Annual Report

Notes to financial statements (cont’d)

(b) Repurchase agreements. The Funds may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Funds acquire a debt security subject to an obligation of the seller to repurchase, and of the Funds to resell, the security at an agreed-upon price and time, thereby determining the yield during the Funds’ holding period. When entering into repurchase agreements, it is the Funds’ policy that its custodian or a third party custodian, acting on the Funds’ behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Funds generally have the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Funds seek to assert their rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(c) Fund of funds risk. Your cost of investing in the Funds, as funds of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An underlying fund may change its investment objective or policies without the Funds’ approval, which could force the Funds to withdraw their investments from such underlying fund at a time that is unfavorable to the Funds. In addition, one underlying fund may buy the same securities that another underlying fund sells. Therefore, the Funds would indirectly bear the costs of these trades without accomplishing any investment purpose.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Net investment income distributions and short-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend as investment income. Interest income is recorded on an accrual basis. Long-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as realized gains. The cost of investments sold is determined by use of the specific identification method.

(e) Distributions to shareholders. The Allocation 100%, Allocation 85% and Allocation 70% Funds distribute net investment income and capital gains, if any, at least annually. The Allocation 50% and Allocation 30% Funds distribute net investment income quarterly and capital gains, if any, at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Funds have an arrangement with their custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Funds’ cash on deposit with the bank.

(h) Federal and other taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Funds’ financial statements.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of January 31, 2011, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Legg Mason Lifestyle Series 2011 Annual Report	63

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Funds had the following reclassifications:

Fund		Undistributed/(Overdistributed) Net Investment Income	Accumulated Net Realized Losses	Paid-in Capital
Allocation 100%	(a)	$25,000	—	$(25,000)
Allocation 85%	(b)	71,192	—	(71,192)
Allocation 30%	(c)	23,749	$345,727	(369,476)

(a)	Reclassifications are primarily due to non-deductible reorganization costs.

(b)	Reclassifications are primarily due to a taxable overdistribution.

(c)	Reclassifications are primarily due to non-deductible reorganization costs and the expiration of a capital loss carryover.

During the current year, Allocation 70% and Allocation 50% had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is each Fund’s investment manager and Legg Mason Global Asset Allocation, LLC (“LMGAA”) is each Fund’s subadviser. LMPFA and LMGAA are wholly-owned subsidiaries of Legg Mason. Under the investment management agreement, the Funds do not pay a management fee.

As a result of expense limitation arrangements between the Funds and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Allocation 100%, Allocation 85%, Allocation 70% and Allocation 50% Funds’ Class A, Class B and Class C shares will not exceed 0.80%, 1.55% and 1.55%, respectively. Additionally, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses to average net assets of the Allocation 85% and Allocation 70% Funds’ Class I shares will not exceed 0.55%. Also, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses to average net assets of the Allocation 30% Fund’s Class A, Class B and Class C shares will not exceed 0.80%, 1.30% and 1.25%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of each Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

During the year ended January 31, 2011, Allocation 100%, Allocation 85%, Allocation 70% and Allocation 30% were reimbursed for expenses in the amounts of $114,475, $35,160, $10,236 and $8, respectively.

LMPFA provides administrative and certain oversight services to the Funds. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except, in certain cases, for the management of cash and short-term instruments.

In addition, the Funds indirectly pay management and/or administration fees to LMPFA and other wholly-owned subsidiaries of Legg Mason as a shareholder in the Underlying Funds. These management and administration fees ranged from 0.40% to 1.00% of the average daily net assets of the Underlying Funds.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as each Fund’s sole and exclusive distributor.

For Allocation 100%, Allocation 85%, Allocation 70% and Allocation 50%, there is a maximum initial sales charge of 5.75% for Class A shares. For Allocation 30% there is a maximum initial sales charge of 4.25% for Class A shares. The Allocation 100%, Allocation 85%, Allocation 70% and Allocation 50% have a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. The Allocation 30% has a CDSC of 4.50% on Class B shares, which applies if redemption occurs within one year from

64	Legg Mason Lifestyle Series 2011 Annual Report

Notes to financial statements (cont’d)

purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares of the Funds have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares of the Funds have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended January 31, 2011, sales charges and CDSCs paid to LMIS and its affiliates were approximately:

	Sales Charges	CDSCs
	Class A	Class A		Class B	Class C
Allocation 100%	$94,000	$0	*	$58,000	$0	*
Allocation 85%	228,000	0	*	183,000	1,000
Allocation 70%	168,000	0	*	148,000	2,000
Allocation 50%	139,000	0	*	78,000	0	*
Allocation 30%	37,000	0	*	25,000	0	*

*	Amount represents less than $1,000.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended January 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Purchases	Sales
Allocation 100%	$14,364,596	$13,026,063
Allocation 85%	76,237,516	99,777,569
Allocation 70%	75,794,788	101,192,952
Allocation 50%	59,591,495	69,900,321
Allocation 30%	38,688,515	37,511,388

At January 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Allocation 100%	$2,728,112	—	$2,728,112
Allocation 85%	81,066,486	$(62,059,107)	19,007,379
Allocation 70%	13,471,067	(7,566,598)	5,904,469
Allocation 50%	12,463,901	—	12,463,901
Allocation 30%	5,491,724	—	5,491,724

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended January 31, 2011, the Funds did not invest directly in any derivative instruments.

5. Class specific expenses and reimbursements

The Funds have adopted a Rule 12b-1 distribution plan and under that plan the Funds pay a service fee with respect to their Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Allocation 100%, Allocation 85%, Allocation 70%, and Allocation 50% each pay a distribution fee with respect to their Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Allocation 30% pays a distribution fee with

Legg Mason Lifestyle Series 2011 Annual Report	65

respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.45%, respectively, of the average daily net assets of each class. Distribution fees are accrued daily and paid monthly.

For the year ended January 31, 2011, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Allocation 100%
Class A	$155,683	$288,971
Class B	157,419	114,633
Class C	43,070	12,416
Total	$356,172	$416,020

	Distribution Fees	Transfer Agent Fees
Allocation 85%
Class A	$1,122,146	$1,862,047
Class B	849,522	449,475
Class C	127,272	26,819
Class I	—	423
Total	$2,098,940	$2,338,764

	Distribution Fees	Transfer Agent Fees
Allocation 70%
Class A	$913,126	$1,150,800
Class B	678,077	290,722
Class C	172,947	29,799
Class I	—	342
Total	$1,764,150	$1,471,663

	Distribution Fees	Transfer Agent Fees
Allocation 50%
Class A	$584,283	$479,062
Class B	406,293	139,952
Class C	130,841	24,665
Total	$1,121,417	$643,679

	Distribution Fees	Transfer Agent Fees
Allocation 30%
Class A	$244,317	$168,702
Class B	114,444	47,404
Class C	27,928	12,736
Total	$386,689	$228,842

For the year ended January 31, 2011, reimbursements by class were as follows:

Reimbursements
Allocation 100%
Class A	$57,962
Class B	56,216
Class C	297
Total	$114,475

Reimbursements
Allocation 85%
Class A	—
Class B	$35,087
Class C	—
Class I	73
Total	$35,160

66	Legg Mason Lifestyle Series 2011 Annual Report

Notes to financial statements (cont’d)

Reimbursements
Allocation 70%
Class A	—
Class B	$10,230
Class C	—
Class I	6
Total	$10,236

Reimbursements
Allocation 30%
Class A	—
Class B	$8
Class C	—
Total	$8

6. Distributions to shareholders by class

	Year Ended January 31, 2011	Year Ended January 31, 2010
Allocation 100%
Net Investment Income:
Class A	$55,030	$382,791
Class I	—	2,223	*
Total	$55,030	$385,014

	Year Ended January 31, 2011	Year Ended January 31, 2010
Allocation 85%
Net Investment Income:
Class A	$4,779,264	$6,769,973
Class B	411,713	720,885
Class C	130,563	159,048
Class I	3,130	158
Total	$5,324,670	$7,650,064

	Year Ended January 31, 2011	Year Ended January 31, 2010
Allocation 70%
Net Investment Income:
Class A	$6,243,832	$8,283,788
Class B	711,546	997,363
Class C	241,281	317,797
Class I	3,335	1,099
Total	$7,199,994	$9,600,047

	Year Ended January 31, 2011	Year Ended January 31, 2010
Allocation 50%
Net Investment Income:
Class A	$6,436,658	$8,488,431
Class B	797,391	1,265,788
Class C	302,993	465,433
Class I	—	17,367	**
Total	$7,537,042	$10,237,019

Legg Mason Lifestyle Series 2011 Annual Report	67

	Year Ended January 31, 2011	Year Ended January 31, 2010
Allocation 30%
Net Investment Income:
Class A	$3,574,024	$3,805,759
Class B	451,912	579,695
Class C	128,440	148,564
Total	$4,154,376	$4,534,018

*	On January 26, 2010, Class I shares were fully redeemed.

**	On July 29, 2009, Class I shares were fully redeemed.

7. Shares of beneficial interest

At January 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Funds have the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended January 31, 2011		Year Ended January 31, 2010
	Shares	Amount	Shares		Amount
Allocation 100%
Class A
Shares sold	1,762,075	$15,126,007	2,010,604		$14,301,408
Shares issued on reinvestment	6,656	54,981	52,648		381,189
Shares repurchased	(1,505,300)	(13,061,629)	(1,306,973)		(9,235,923)
Net increase	263,431	$2,119,359	756,279		$5,446,674

Class B
Shares sold	420,363	$3,581,063	658,241		$4,575,881
Shares repurchased	(385,800)	(3,271,718)	(368,929)		(2,676,490)
Net increase	34,563	$309,345	289,312		$1,899,391

Class C
Shares sold	24,060	$207,475	59,504		$399,725
Shares repurchased	(156,201)	(1,344,422)	(253,456)		(1,819,005)
Net decrease	(132,141)	$(1,136,947)	(193,952)		$(1,419,280)

Class I
Shares sold	—	—	1,178	*	$8,352	*
Shares issued on reinvestment	—	—	296	*	2,223	*
Shares repurchased	—	—	(20,304)	*	(165,179)	*
Net decrease	—	—	(18,830)	*	$(154,604)	*

*	On January 26, 2010, Class I shares were fully redeemed.

	Year Ended January 31, 2011		Year Ended January 31, 2010
	Shares	Amount	Shares	Amount
Allocation 85%
Class A
Shares sold	4,242,010	$50,313,044	5,284,734	$51,542,520
Shares issued on reinvestment	369,997	4,768,942	604,661	6,758,295
Shares repurchased	(5,606,502)	(66,285,353)	(5,713,239)	(55,784,555)
Net increase (decrease)	(994,495)	$(11,203,367)	176,156	$2,516,260

Class B
Shares sold	1,119,925	$12,513,851	1,527,909	$14,029,050
Shares issued on reinvestment	33,674	411,284	68,448	720,409
Shares repurchased	(2,129,190)	(23,880,294)	(2,489,627)	(23,139,760)
Net decrease	(975,591)	$(10,955,159)	(893,270)	$(8,390,301)

68	Legg Mason Lifestyle Series 2011 Annual Report

Notes to financial statements (cont’d)

	Year Ended January 31, 2011		Year Ended January 31, 2010
	Shares	Amount	Shares	Amount
Allocation 85% continued
Class C
Shares sold	145,765	$1,752,893	88,720	$821,487
Shares issued on reinvestment	10,385	128,359	14,562	155,582
Shares repurchased	(244,029)	(2,765,005)	(304,295)	(2,807,475)
Net decrease	(87,879)	$(883,753)	(201,013)	$(1,830,406)

Class I
Shares sold	32,672	$374,209	621	$6,100
Shares issued on reinvestment	221	2,847	14	158
Shares repurchased	(17,479)	(221,069)	—	—
Net increase	15,414	$155,987	635	$6,258

	Year Ended January 31, 2011		Year Ended January 31, 2010
	Shares	Amount	Shares	Amount
Allocation 70%
Class A
Shares sold	3,416,309	$40,150,488	4,056,973	$39,904,985
Shares issued on reinvestment	502,086	6,233,778	747,697	8,269,319
Shares repurchased	(5,175,419)	(60,768,675)	(5,462,417)	(53,197,791)
Net decrease	(1,257,024)	$(14,384,409)	(657,747)	$(5,023,487)

Class B
Shares sold	791,258	$9,423,150	1,121,675	$11,201,618
Shares issued on reinvestment	56,149	707,925	88,769	991,907
Shares repurchased	(1,695,842)	(20,229,834)	(2,118,175)	(20,796,147)
Net decrease	(848,435)	$(10,098,759)	(907,731)	$(8,602,622)

Class C
Shares sold	144,738	$1,746,629	128,955	$1,245,732
Shares issued on reinvestment	18,710	236,315	27,606	309,217
Shares repurchased	(306,854)	(3,694,521)	(434,152)	(4,225,925)
Net decrease	(143,406)	$(1,711,577)	(277,591)	$(2,670,976)

Class I
Shares sold	41,611	$492,754	725	$6,690
Shares issued on reinvestment	266	3,335	99	1,099
Shares repurchased	(29,869)	(357,396)	—	—
Net increase	12,008	$138,693	824	$7,789

	Year Ended January 31, 2011		Year Ended January 31, 2010
	Shares	Amount	Shares	Amount
Allocation 50%
Class A
Shares sold	3,670,175	$40,771,166	3,794,463	$36,082,466
Shares issued on reinvestment	570,565	6,412,825	897,484	8,460,774
Shares repurchased	(4,466,957)	(49,692,916)	(4,600,941)	(42,417,747)
Net increase (decrease)	(226,217)	$(2,508,925)	91,006	$2,125,493

Class B
Shares sold	748,587	$8,536,440	892,101	$8,717,747
Shares issued on reinvestment	68,569	789,918	130,378	1,251,123
Shares repurchased	(1,307,473)	(14,920,400)	(1,486,598)	(14,118,458)
Net decrease	(490,317)	$(5,594,042)	(464,119)	$(4,149,588)

Legg Mason Lifestyle Series 2011 Annual Report	69

	Year Ended January 31, 2011		Year Ended January 31, 2010
	Shares	Amount	Shares		Amount
Allocation 50% continued
Class C
Shares sold	110,951	$1,286,384	191,256		$1,852,644
Shares issued on reinvestment	25,697	294,371	46,494		446,916
Shares repurchased	(327,681)	(3,762,156)	(411,778)		(3,969,079)
Net decrease	(191,033)	$(2,181,401)	(174,028)		$(1,669,519)

Class I
Shares sold	—	—	18,507	**	$155,798	**
Shares issued on reinvestment	—	—	2,061	**	17,367	**
Shares repurchased	—	—	(92,372)	**	(879,800)	**
Net decrease	—	—	(71,804)	**	$(706,635)	**

**	On July 29, 2009, Class I shares were fully redeemed.

	Year Ended January 31, 2011		Year Ended January 31, 2010
	Shares	Amount	Shares	Amount
Allocation 30%
Class A
Shares sold	2,161,624	$23,947,069	1,551,846	$14,663,307
Shares issued on reinvestment	319,881	3,564,500	388,903	3,802,106
Shares repurchased	(2,195,212)	(24,430,386)	(1,936,706)	(17,896,492)
Shares issued with merger	3,011,949	33,836,535	—	—
Net increase	3,298,242	$36,917,718	4,043	$568,921

Class B
Shares sold	318,621	$3,568,403	280,469	$2,655,213
Shares issued on reinvestment	39,630	448,983	58,058	577,166
Shares repurchased	(559,335)	(6,335,885)	(474,992)	(4,491,644)
Shares issued with merger	475,316	5,425,213	—	—
Net increase (decrease)	274,232	$3,106,714	(136,465)	$(1,259,265)

Class C
Shares sold	124,184	$1,427,379	73,261	$724,291
Shares issued on reinvestment	10,996	123,815	14,793	146,880
Shares repurchased	(127,296)	(1,439,762)	(88,278)	(810,618)
Shares issued with merger	117,914	1,344,389	—	—
Net increase (decrease)	125,798	$1,455,821	(224)	$60,553

8. Transfer of net assets

On September 24, 2010, Allocation 30% acquired the assets and certain liabilities of the Legg Mason Lifestyle Income Fund (the “Acquired Fund”), pursuant to a plan of reorganization approved by the Acquired Fund shareholders. Total shares issued by Allocation 30% and the total net assets of the Acquired Fund and Allocation 30% on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund	Total Net Assets of Allocation 30%
Legg Mason Lifestyle Income Fund	3,605,179	$40,606,137	$105,348,412

As part of the reorganization, for each share they held, shareholders of the Acquired Fund Class A, Class B and Class C received 0.894188, 0.891142 and 0.891364 shares of Allocation 30% Class A, Class B and Class C shares, respectively.

The total net assets of the Acquired Fund before acquisition included unrealized appreciation of $4,065,600, accumulated net realized loss of $10,749,094 and accumulated net investment loss of $6,958. Total net

70	Legg Mason Lifestyle Series 2011 Annual Report

Notes to financial statements (cont’d)

assets of Allocation 30% immediately after the transfer were $145,954,549. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Proforma results of operations of the combined entity for the entire year ended January 31, 2011, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income	$5,082,353
Net realized loss	(2,182,609)
Change in net unrealized appreciation/depreciation	14,886,222
Increase in net assets from operations	$17,785,966

Because the combined investment funds have been managed as a single fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on September 24, 2010.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal year ended January 31, 2011 were as follows:

	Allocation 100%	Allocation 85%	Allocation 70%	Allocation 50%	Allocation 30%
Distributions Paid From:
Ordinary income	$55,030	$5,324,670	$7,199,994	$7,537,042	$4,154,376

The tax character of distributions paid during the fiscal year ended January 31, 2010 were as follows:

	Allocation 100%	Allocation 85%	Allocation 70%	Allocation 50%	Allocation 30%
Distributions Paid From:
Ordinary income	$385,014	$7,650,064	$9,600,047	$10,237,019	$4,534,018

As of January 31, 2011, the components of accumulated earnings on a tax basis were as follows:

	Allocation 100%		Allocation 85%		Allocation 70%
Undistributed ordinary income—net	$51,631		—		$735,924
Capital loss carryforward*	(5,511,257)		$(17,261,621)		(30,438,384)
Other book/tax temporary differences	(29,641)	(a)	(327,883)	(b)	(1,235,058)	(b)
Unrealized appreciation (depreciation)	2,728,112	(c)	19,007,379	(c)	5,904,469	(c)
Total accumulated earnings (losses)—net	$(2,761,155)		$1,417,875		$(25,033,049)

	Allocation 50%		Allocation 30%
Undistributed ordinary income—net	$282,959		$233,978
Capital loss carryforward*	(21,983,995)		(13,842,768)
Other book/tax temporary differences	(522,478)	(b)	(48,063)	(b)
Unrealized appreciation (depreciation)	12,463,901	(c)	5,491,724	(c)
Total accumulated earnings (losses)—net	$(9,759,613)		$(8,165,129)

Legg Mason Lifestyle Series 2011 Annual Report	71
*	As of January 31, 2011, the Funds had the following net capital loss carryforwards remaining:

Year of Expiration	Allocation 100%	Allocation 85%	Allocation 70%	Allocation 50%	Allocation 30%
1/24/2012	—	—	—	—	$(95,670)
1/31/2013	—	—	—	—	(1,336,048)
1/31/2014	—	—	$(5,972,151)	—	(2,230,939)
1/31/2016	—	—	—	—	(2,356,048)
1/31/2015	—	—	—	—	(1,485,293)
1/31/2017	$(4,302,576)	—	(4,200,689)	$(5,850,125)	(839,335)
1/31/2018	(920,427)	$(10,701,540)	(13,201,741)	(13,178,522)	(4,454,972)
1/31/2019	(288,254)	(6,560,081)	(7,063,803)	(2,955,348)	(1,044,463)
	$(5,511,257)	$(17,261,621)	$(30,438,384)	$(21,983,995)	$(13,842,768)

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carry forwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Additionally, during the taxable year ended January 31, 2011, $7,402,348 of capital loss carryforward were transferred to Allocation 30% as a result of the reorganization discussed in Note 8. Those losses may be subject to certain limitations for tax purposes.

(a)	Other book/tax temporary differences are attributable primarily to the book/tax differences in the timing of the deductibility of various expenses.

(b)

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(c)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

10. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19,1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the

72	Legg Mason Lifestyle Series 2011 Annual Report

Notes to financial statements (cont’d)

SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds, No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. Allocation 85% has received $95,252, $226,269 and $69,830 for Classes A, B and C, respectively, related to this distribution. Allocation 70% has received $85,634, $266,096 and $75,228 for Classes A, B and C, respectively, related to this distribution. Allocation 50% has received $29,621, $85,925 and $54,973 for Classes A, B and C, respectively, related to this distribution. Allocation 30% has received $5,671, $15,834 and $13,122 for Classes A, B and C, respectively, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

11. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds {the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended

Legg Mason Lifestyle Series 2011 Annual Report	73

Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

12. Other matters

The Board of Trustees, on behalf of the Legg Mason Lifestyle Allocation 100% (the “Fund”), has approved a reorganization pursuant to which the Fund’s assets will be acquired, and its liabilities will be assumed, by Legg Mason Lifestyle Allocation 85% (the “Acquiring Fund”), a series of the Trust, in exchange for shares of the Acquiring Fund.

The Acquiring Fund’s Target Allocation is 85% in underlying funds that invest principally in equity securities and 15% in underlying funds that invest principally in fixed income securities. The Fund’s Target Allocation is 100% in underlying equity funds, although there may be times when the Fund’s portfolio managers choose to invest up to 10% in underlying fixed income funds. As a result, after the reorganization is effected, Fund shareholders will have a higher exposure to the risks of fixed income securities. More information about fixed income securities risks may be found in the combined prospectus for the Legg Mason Lifestyle Series. After the reorganization, the Fund will be liquidated, and shares of the Acquiring Fund will be distributed to Fund shareholders.

Under the reorganization, Fund shareholders will receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Fund. It is anticipated that no gain or loss for federal income tax purposes will be recognized by Fund shareholders as a result of the reorganization.

Fund shareholders were not asked to vote with respect to the reorganization. In January 2011 Fund shareholders were sent an Information Statement containing important information about the Acquiring Fund, outlining the differences between the Fund and the Acquiring Fund and describing the terms and conditions of the reorganization. The reorganization is expected to be effected in April 2011. Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the Fund’s prospectus.

13. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending January 31, 2012.

74	Legg Mason Lifestyle Series 2011 Annual Report

Report of independent registered public

accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statements of assets and liabilities of Legg Mason Lifestyle Allocation 100%, Legg Mason Lifestyle Allocation 85%, Legg Mason Lifestyle Allocation 70%, Legg Mason Lifestyle Allocation 50%, and Legg Mason Lifestyle Allocation 30%, each a series of Legg Mason Partners Equity Trust, including the schedules of investments, as of January 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2011, by correspondence with the investee funds’ transfer agents and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Lifestyle Allocation 100%, Legg Mason Lifestyle Allocation 85%, Legg Mason Lifestyle Allocation 70%, Legg Mason Lifestyle Allocation 50%, and Legg Mason Lifestyle Allocation 30%, as of January 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 12 to the financial statements, Legg Mason Lifestyle Allocation 100% has approved a reorganization pursuant to which the Fund’s assets will be acquired and its liabilities will be assumed by Legg Mason Lifestyle Allocation 85% (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund.

New York, New York

March 15, 2011

Legg Mason Lifestyle Series	75

Board approval of management and subadvisory agreements (unaudited)

Legg Mason Lifestyle Allocation 100%

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the sub-advisory agreement, pursuant to which Legg Mason Global Asset Allocation, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation

76	Legg Mason Lifestyle Series

Board approval of management and subadvisory agreements (unaudited) (cont’d)

procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional multi-cap core funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one- and three-year periods ended June 30, 2010. The Fund performed below the median for each such period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2010, which showed that the Fund’s performance had improved and was higher than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers and the reasons for the Fund’s underperformance versus the Performance Universe, which was attributable to the relative poor performance of several underlying funds during the review period. The Trustees noted that the Manager and Sub-Adviser were committed to providing the resources necessary to assist the Fund’s portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense ratios

The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of retail front-end load actively managed affiliated fund of funds consisting of six multi-cap core fund of funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load actively managed multi-cap core affiliated fund of funds (the “Expense Universe”). This information showed that the Fund’s actual total expense ratio was slightly higher than the median of the total expense ratios of the funds in the Expense Group and slightly higher than the average total expense ratio of the funds in the Expense Universe. The Trustees also noted that the Manager’s fee waiver and/or expense reimbursement arrangement would continue until December 31, 2012.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund

Legg Mason Lifestyle Series	77

complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

78	Legg Mason Lifestyle Series

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Legg Mason Lifestyle Allocation 85%

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the sub-advisory agreement, pursuant to which Legg Mason Global Asset Allocation, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation

Legg Mason Lifestyle Series	79

procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional mixed-asset target allocation growth funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2010. The Fund performed at the median for the one-year period, but performed below the median for three-, five- and ten-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2010, which showed that the Fund’s performance was higher than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and Sub-Adviser were committed to providing the resources necessary to assist the Fund’s portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s recent performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense ratios

The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of retail front-end load actively managed affiliated fund of funds consisting of two mixed-asset target allocation growth fund of funds, two mixed-asset target allocation conservative fund of funds and four mixed-asset target allocation moderate fund of funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load actively managed mixed-asset target allocation growth affiliated fund of funds, mixed-asset target allocation conservative affiliated fund of funds and mixed-asset target allocation moderate affiliated fund of funds (the “Expense Universe”). This information showed that the Fund’s actual total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group and higher than the average total expense ratio of the funds in the Expense Universe. The Trustees also noted that the Manager’s fee waiver and/or expense reimbursement arrangement would continue until December 31, 2012.

80	Legg Mason Lifestyle Series

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

Legg Mason Lifestyle Series	81

Legg Mason Lifestyle Allocation 70%

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the sub-advisory agreement, pursuant to which Legg Mason Global Asset Allocation, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation

82	Legg Mason Lifestyle Series

Board approval of management and subadvisory agreements (unaudited) (cont’d)

procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional mixed-asset target allocation growth funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2010. The Fund performed better than the median for the one-year period, but performed below the median for three-, five- and ten-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2010, which showed that the Fund’s performance was higher than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and Sub-Adviser were committed to providing the resources necessary to assist the Fund’s portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s recent performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense ratios

The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of retail front-end load actively managed affiliated fund of funds consisting of two mixed-asset target allocation growth fund of funds, two mixed-asset target allocation conservative fund of funds and four mixed-asset target allocation moderate fund of funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load actively managed mixed-asset target allocation growth affiliated fund of funds, mixed-asset target allocation conservative affiliated fund of funds and mixed-asset target allocation moderate affiliated fund of funds (the “Expense Universe”). This information showed that the Fund’s actual total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group and higher than the average total expense ratio of the funds in the Expense Universe. The Trustees also noted that the Manager’s fee waiver and/or expense reimbursement arrangement would continue until December 31, 2012.

Legg Mason Lifestyle Series	83

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

84	Legg Mason Lifestyle Series

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Legg Mason Lifestyle Allocation 50%

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the sub-advisory agreement, pursuant to which Legg Mason Global Asset Allocation, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation

Legg Mason Lifestyle Series	85

procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional mixed-asset target allocation moderate funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2010. The Fund performed better than the median for the one-, three- and ten-year periods, but performed below the median for the five-year period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2010, which showed that the Fund’s performance was higher than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and Sub-Adviser were committed to providing the resources necessary to assist the Fund’s portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s recent performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense ratios

The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of retail front-end load actively managed affiliated fund of funds consisting of four mixed-asset target allocation moderate fund of funds, two mixed-asset target allocation growth fund of funds and three mixed-asset target allocation conservative fund of funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load actively managed mixed-asset target allocation moderate affiliated fund of funds, mixed-asset target allocation growth affiliated fund of funds and mixed-asset target allocation conservative affiliated fund of funds (the “Expense Universe”). This information showed that the Fund’s actual total expense ratio was slightly higher than the median of the total expense ratios of the funds in the Expense Group and lower than the average total expense ratio of the funds in the Expense Universe. The Trustees also noted that the Manager’s fee waiver and/or expense reimbursement arrangement would continue until December 31, 2012.

86	Legg Mason Lifestyle Series

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

Legg Mason Lifestyle Series	87

Legg Mason Lifestyle Allocation 30%

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the sub-advisory agreement, pursuant to which Legg Mason Global Asset Allocation, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation

88	Legg Mason Lifestyle Series

Board approval of management and subadvisory agreements (unaudited) (cont’d)

procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional mixed-asset target allocation conservative funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2010. The Fund performed better than the median for the one-, three- and ten-year periods, but performed below the median for the five-year period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2010, which showed that the Fund’s performance was higher than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and Sub-Adviser were committed to providing the resources necessary to assist the Fund’s portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s recent performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense ratios

The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of retail front-end load actively managed affiliated fund of funds consisting of four mixed-asset target allocation conservative fund of funds, three mixed-asset target allocation growth fund of funds and four mixed-asset target allocation moderate fund of funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load actively managed mixed-asset target allocation conservative affiliated fund of funds, mixed-asset target allocation growth affiliated fund of funds and mixed-asset target allocation moderate affiliated fund of funds (the “Expense Universe”). This information showed that the Fund’s actual total expense ratio was slightly higher than the median of the total expense ratios of the funds in the Expense Group and lower than the average total expense ratio of the funds in the Expense Universe. The Trustees also noted that the Manager’s fee waiver and/or expense reimbursement arrangement would continue until December 31, 2012.

Legg Mason Lifestyle Series	89

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

90	Legg Mason Lifestyle Series

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Lifestyle Series are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and Officers of the Funds is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Funds at 1-877-721-1926.

Independent Trustees†:

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Dwight B. Crane

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Legg Mason Lifestyle Series	91

Independent Trustees cont’d

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

David E. Maryatt

Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

92	Legg Mason Lifestyle Series

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d

John J. Murphy

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Director, Nicholas Applegate Institutional Funds (12 funds) (since 2005); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Jerry A. Viscione

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:

R. Jay Gerken, CFA[3]

Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	136
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

Legg Mason Lifestyle Series	93

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

John Chiota Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1968
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2007 and 2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)

94	Legg Mason Lifestyle Series

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d

Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2007); formerly, Accounting Manager of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors
(prior to 2005)

†	Trustees who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Funds, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Lifestyle Series	95

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended January 31, 2011:

				Allocation 100%
Record date:				6/17/2010
Payable date:				6/18/2010
Ordinary income:
Qualified dividend income for individuals				100.00%
Dividends qualifying for the dividends
received deduction for corporations				100.00%

			Allocation 85%
Record date:			6/17/2010	12/29/2010
Payable date:			6/18/2010	12/30/2010
Ordinary income:
Qualified dividend income for individuals			99.72%	96.63%
Dividends qualifying for the dividends
received deduction for corporations			66.76%	58.77%

			Allocation 70%
Record date:			6/17/2010	12/29/2010
Payable date:			6/18/2010	12/30/2010
Ordinary income:
Qualified dividend income for individuals			33.81%	50.70%
Dividends qualifying for the dividends
received deduction for corporations			21.07%	30.41%
Interest from federal obligations			3.39%	3.39%

	Allocation 50%
Record date:	3/30/2010	6/29/2010	9/29/2010	12/29/2010
Payable date:	3/31/2010	6/30/2010	9/30/2010	12/30/2010
Ordinary income:
Qualified dividend income for individuals	16.00%	21.84%	21.84%	21.84%
Dividends qualifying for the dividends
received deduction for corporations	10.04%	13.72%	13.72%	13.72%
Interest from federal obligations	4.91%	4.91%	4.91%	4.91%

	Allocation 30%
Record date:	3/30/2010	6/29/2010	9/29/2010	12/29/2010
Payable date:	3/31/2010	6/30/2010	9/30/2010	12/30/2010
Ordinary income:
Qualified dividend income for individuals	9.71%	13.27%	13.27%	13.27%
Dividends qualifying for the dividends
received deduction for corporations	6.01%	8.13%	8.13%	8.13%
Interest from federal obligations	6.23%	6.23%	6.23%	6.23%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Legg Mason

Lifestyle Series

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken, CFA, Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Legg Mason Global Asset Allocation, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc .

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Lifestyle Series

Legg Mason Lifestyle Allocation 100%

Legg Mason Lifestyle Allocation 85%

Legg Mason Lifestyle Allocation 70%

Legg Mason Lifestyle Allocation 50%

Legg Mason Lifestyle Allocation 30%

The Funds are separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Lifestyle Series

Legg Mason Funds

55 Water Street

New York, NY 10041

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Funds at 1-877-721-1926.

Information on how the Funds voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Funds uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Funds at 1-877-721-1926, (2) on the Funds’ website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Lifestyle Series. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current prospectus.

Investors should consider each Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Funds. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01278 3/11 SR11-1335

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a)	Audit Fees. The aggregate fees billed in the last two fiscal years ending January 31, 2010 and January 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $264,100 in 2010 and $358,200 in 2011.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2010 and $4,500 in 2011. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2010 and $102,000 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d)	All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor, were $4,900 in 2011 other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e)	Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1)	The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2)	For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f)	N/A

(g)	Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2011.

(h)	Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken) Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: March 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: March 24, 2011

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date: March 24, 2011